February 26, 2019

Exceptional client franchises and proven operating model – positioned to outperform in any environment Complete Global Diversified At scale  Customer centric and easy to do business with  Relevant to our customers Exceptional client franchises  Focus on safety and security  Powerful brands  Capital and liquidity Fortress balance sheet and principles  Risk governance and controls  Culture and conduct  Continuously investing in the future while maintaining expense discipline Long-term shareholder value  Focus on customer experience and innovation Leading financial performance 1

Strong financial performance in 2018 on an absolute basis… $111.5B $32.5B $9.00 revenue1 net income EPS 12.0% $28.5B 17% CET1 ratio2 net capital distribution3 ROTCE4 Record revenue and income Note: For footnoted information, refer to slide 30 2

…as well as relative to our peers Revenue – managed ($B)1,2 Overhead ratio – managed1,3 ROTCE4 $112 72% 17% 64% 64% 16% $92 $87 57% 57% 58% 14% 14% 14% $73 11% $40 $37 JPM BAC WFC C MS GS JPM C BAC GS WFC MS JPM BAC GS WFC MS C Capital distribution ($B)5 EPS: 10-year CAGR6 TBVPS4,6: 10-year CAGR 16% $29 $26 $26 21% 20% 19% 17% $18 10% 13% 8% 6% $7 4% $5 1% NM JPM WFC BAC C MS GS JPM WFC GS BAC MS C WFC JPM GS BAC MS C Note: For footnoted information, refer to slide 31 3

We have exceptional client franchises…

Consumer & Community Banking

- Serve **62**mm U.S. households, including **4**mm small businesses
- **49**mm active digital customers[1], including **33**mm active mobile customers[2]
- **99**mm debit and credit card accounts[3]
- #1 in new **primary bank** relationships nationally[4]
  - 9.0% retail deposit market share[5]
- #1 U.S. **credit card** issuer based on sales and outstandings[6]
  - 22.3% sales market share[7]
  - 16.6% outstandings market share[8]
- #2 **jumbo mortgage** originator[9]

Corporate & Investment Bank

- Business with **>80%** of Fortune 500 companies
- Presence in over **100** markets globally
- #1 in global **IB** fees[10]
  - 8.7% market share
  - Participated in 7 of the top 10 fee paying deals in 2018
- #1 in **Markets** revenue globally[11]
  - 11.6% market share, including 11.9% FICC and 11.2% Equities
- #1 Global **Research** Firm[12]
- #1 in **USD payments** volume[13]
- Top 3 **custodian** globally with $23T AUC[14]

Commercial Banking

- **133** locations across the U.S., incl. all of the **top 50 MSAs**
- **26** international locations
- Credit, banking and treasury services to **~17,000** C&I clients as well as **~34,000** real estate owners and investors
  - Industry leading credit – **7th** straight year of net recoveries or single-digit NCO rate
- #1 U.S. **multifamily** lender[15]
- $2.5B gross **investment banking** revenue[16]
  - #1 traditional middle market bookrunner[17]

Asset & Wealth Management

- Serve clients across the **entire wealth spectrum**
- Business with **55%** of the world's largest pension funds, sovereign wealth funds and central banks
- #1 **Private Bank** in North America[18]
- Fiduciaries across **all asset classes**
- **83%** of 10-year mutual fund AUM performed above peer median[19]
- **$2.7T** client assets, including **$2.0T** AUM

2018	Consumer & Community Banking	Corporate & Investment Bank	Commercial Banking	Asset & Wealth Management
Revenue:	$52B	$36B	$9B	$14B
ROE:	28%	16%	20%	31%

Note: For footnoted information, refer to slides 32-33

4

JPMorgan Chase & Co.

…and we are gaining market share in nearly all of our businesses Corporate & Investment Bank Commercial Banking Global IB fees1 Markets revenue2 FICC revenue2 Equities revenue2 Treasury Services2 Securities Services2 2018 YoY loan growth3 0.6% 0.9% 0.8% 1.3% 0.4% 0.3% 1,000+ new client relationships p.a. 10.6% 8.1% 8.7% 10.7% 11.6% 11.1% 11.9% 9.9% 11.2% 4.8% 5.1% 9.8% 10.1% 3.7% 4.2% 3.3% 2017 2018 2017 2018 2017 2018 2017 2018 2017 2018 2017 2018 Total CRE4 C&I4 Expansion CB markets Consumer & Community Banking Asset & Wealth Management Purchase mortgage originations Auto loan & lease NA PB Retail deposits5 Credit card sales6 Credit card loans7 volume by primary bank households8 balance growth 2018 YoY3 Active AUM11 Client assets12 0.2% 0.3% 0.4% ~30% ~ 0.1% 15.1% 8.7% 9.0% 22.0% 22.3% 16.2% 16.6% 2.5% 2.5% 4.2% 4.2% 3.6% 2017 2018 2017 2018 2017 2018 2016 2017 2018 Total Partnerships 2017 2018 2016 2017 Auto ~50 bps lower market share in ~30 bps lower market share in #4 in U.S. ETF total mortgage originations YoY9 total auto loan & lease originations YoY10 net AUM flows in 201813 Note: Totals may not sum due to rounding. For footnoted information, refer to slide 34 5

Proven best-in-class long-term performance

EOP core loans[1]



5-year CAGR
9.8%
5.8%
4.8%
4.0%
3.2%
3.0%
JPM
WFC
BAC
USB
C
PNC

2018 YoY growth						
Total	7.9%	0.4%	3.2%	2.3%	3.9%	2.6%

Deposits[2]



5-year CAGR
Total EOP
Retail
2.7%
9.3%
3.6%
4.6%
4.3%
7.6%
5.7%
3.6%
0.9%
1.7%
3.9%
3.7%
JPM
WFC
BAC
USB
C
PNC

2018 YoY growth						
Total	1.8%	(3.7)%	5.5%	(0.5)%	5.6%	1.1%
Retail	6.1%	1.7%	4.4%	2.3%	(0.5)%	1.2%

Markets revenue & IB fees ($B)



Cumulative 5 years
Markets revenue[3]
IB fees
$129
$105
$99
$95
$87
JPM
Peer 1
Peer 2
Peer 3
Peer 4

2018 share					
Markets[4]	11.6%	7.8%	8.5%	6.5%	7.1%
IB fees[5]	8.7%	7.8%	5.0%	5.6%	6.4%

Total net client asset flows ($B)



Cumulative 5 years
$1,037
$443
$417
$347
$282
BLK[6]
JPM[7]
GS[8]
MS[9]
UBS[10]

2018					
Total	$124	$97	$89	$57	$57

Credit card sales[11]



5-year CAGR
16%
14%
11%
5%
5%
4%
C
COF
JPM
BAC
DFS
AXP

2018 ($B)						
Sales	$344	$354	$692	$265	$139	$624
YoY	7.6%	15.4%	11.3%	8.2%	7.9%	12.2%

Digital & mobile customer growth



2018 YoY (mm & %)
Digital
Mobile
+5%
2.6
+11%
3.2
+4%
1.1
+7%
1.6
+4%
1.4
+9%
2.2
JPM
WFC
BAC

2018			
Digital	49	29	36
Mobile	33	23	26

Merchant processing bankcard[12]



Volume growth
= 5-year CAGR
Chase
Industry
19%
7%
2012
2017
2012
2017

2017 YoY growth		
Total	13.2%	7.8%

2018 J.D. Power U.S. retail banking satisfaction[13]



820
819
806
806
803
Midsize banks
Chase
Regional banks
Industry average
Big banks

Note: For footnoted information, refer to slide 35

6

JPMORGAN CHASE & CO.

Macroeconomic backdrop Fed Funds rate1 Deposit repricing2 Fed Funds effective rate 4.0 Market expectations 3.5 8% Median FOMC year-end estimates 4% 3.0 JPM Research year-end estimates 6% 2.5 Reprice 2004 cycle: 3% 2.0 meaningfully ~50% deposit reprice beta accelerated 4% ~85 bps 1.5 Current cycle: Rates Rates paid(%) Deposit reprice beta < or > 50%? 2% 1.0 2% 0.5 0% 1% 0.0 '95 '97 '99 '01 '03 '05 '07 '09 '11 '13 '15 '17 '19 '21 '17 '18 '19 '20 '21 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 Fed Funds target (%) Probability of a U.S. recession based on economic indicators – drivers YoY3 Probability of a U.S. recession in ≤12 months3 Based on economic indicators Based on yield curve Based on BBB spreads and S&P 500 Housing Consumer Other near-term Medium-term Labor Business Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 sentiment indicators macro indicators market sentiment Note: For footnoted information, refer to slide 36 7

Evolution of the balance sheet RWA ($B) Avg. loans 2018 ($B) Growth YoY $1,650 ’14-’18 CAGR 2018 4Q18 Core loans Standardized 1 $1,600 $945 (ex-CIB)2: 11% 7% 6% $1,550 419 CCB: 41913% 6% $1,500 $1,450 139 AWM: 9% 12% $1,400 Advanced 205 CB: 10% 4% $1,350 121 CIB: 5% 7% 3 $1,300 60 2014 2015 2016 2017 2018 Focus on high quality loans – expect slower pace of growth 1 Includes Corporate 2 See note 2 on slide 29 8 3 Loans classified as runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit

Evolution of the balance sheet (cont’d) Avg. deposits 2018 ($B) Growth Avg. loans 2018 ($B) Growth ’14-’18 YoY ’14-’18 YoY CAGR 2018 4Q18 CAGR 2018 4Q18 $1,4561 Total deposits: 4% 3% 2% Core loans 3 11% 7% 6% Ex. non-op.2: 8% 4% 3% $945 (ex-CIB)4: 670 CCB: 8% 5% 419 CCB: 41913% 6% 137 AWM: (2)% (8)% 139 AWM: 9% 12% 171 CB: (3)% (3)% 205 CB: 10% 4% 477 CIB: 3% 7% 121 CIB: 5% 7% 605 Expect slower industry deposit growth of ~2% on quantitative tightening and higher rates Note: For footnoted information, refer to slide 37 9

Balance sheet optimization strategy

Navigating the current environment

- Marginal decisions about balance sheet growth take into consideration:
  - Capital – incremental growth will be capitalized under Standardized (more expensive and less risk-sensitive)
  - Funding cost – slower deposit growth may increase need for more expensive funding

Illustrative economics of a marginal asset

Asset	RWA		ROE		
	Adv.	**Stdz.**	**Adv.** RWA Current avg. funding cost	**Stdz.** RWA Current avg. funding cost	**Stdz.** RWA Wholesale funding cost
Loan	~25%	~50%	~40%	~20%	<10%
Security	~25%	~25%	~50%	~50%	~25%

As marginal economics evolve, the Firm optimizes its balance sheet accordingly

10

JPMORGAN CHASE & CO.

Evolution of regulatory framework Where we’ve been… Foundational principles The next chapter is close … 2010s Global consistency and 2020s Building a robust framework of resiliency harmonization Finalized implementation Dodd-Frank SCAP1  CCAR2 Stress U.S. Collins Floor Capital GSIB4 Coherence and Buffer GSIB Liquidity Surcharge Requirements simplification of rules Basel III Living Stress TLAC3 Finalized Wills Coordinated Resiliency & Resolvability Basel I  Basel III regulatory supervision Liquidity, Living Wills, TLAC Coherence and calibration are critical Note: For footnoted information, refer to slide 38 11

CET1 requirement and capital distribution

Evolving CET1 requirement


11%
Mgmt. buffer
Capital Conservation Buffer
GSIB surcharge
Regulatory minimum
~11%[1]
~13%[1]
Stress Capital Buffer[2]
Dividends
Counter-cyclicality
Stress severity
11-12%[1]
Current regulatory minimum
2017
2018
Implied minimum based on initial SCB proposal
Through-the-cycle capital corridor

Coherent regulatory capital minimums

- Appropriate calibration of SCB and GSIB
- Avoid duplication – in particular, counter-cyclicality

Capital distribution

- Analyst estimates of ~90-100% net payout – CCAR results dependent

Expect to remain at the higher end of the 11-12% CET1 corridor at this point in the cycle

[1] Including management buffer
[2] ("SCB")

12

JPMorgan Chase & Co.

Capital allocation methodology and LOB ROE

Core philosophy: Maximize long-term shareholder value

- Ensure the Firm makes **maximum use of scarce resources** – while complying with all requirements
- Considers current and potentially **binding capital constraints**
- Aligns incentives with **medium- and long-term** perspective
- Framework **dynamically responds** to changes in our capital position and regulatory environment

Multi Metric Framework drivers for 2019 capital allocation

	Advanced RWA	Standardized RWA	Tier 1 Leverage	Stress / CCAR	GSIB
Allocation impact	↓	↑	↓	↑	=

2019 capital allocation and ROE

	Avg. retained equity ($B)[1]		Medium-term ROE	
	2018	2019	Previous	Revised
CCB	$51	$52	25%+	
CIB	70	80	~17%	~16%
CB	20	22	~18%	
AWM	9	10.5	~35%	25%+
Corporate	34	20.5	NM	
Firm	$184	~$185	~17% ROTCE	

Changes to our allocation framework reflect Firmwide constraints – consistent with our philosophy

[1] Reflects average CET1 capital. Total Firm for 2019 is based on analyst estimates

13

JPMORGAN CHASE & CO.

Net interest income – significant growth Net interest income ($B) CIB Markets $6 $58+ $11 $(4) $45 Incremental NII: +$17B 2015-2019 = $13B+ 2018-2019 = ~$2.5B 5 2015 Rates / reprice Balance sheet CIB Markets / other 2019 1 growth / mix Forward looking NII drivers Rates net of deposit reprice lags Balance sheet growth and mix CIB Markets NII Rate benefit more than offset by deposit reprice Down, but less of a drag on fewer hikes $13B+ incremental NII includes deposit reprice lag benefit 1 2019 Outlook based on implied rate curve as of December 31, 2018 14

Net interest income – steady state Net interest income ($B) Illustrative path Case for higher: Lower deposit betas $58-60 Case for lower: $58+ Slower deposit growth Balance sheet Higher Timing of growth and mix long-end rates deposit reprice up to $2B p.a. 2019 1 Steady state Expect steady state NII for the current cycle to be at or slightly above 2019 levels – deposit reprice dependent 1 2019 Outlook based on implied rate curve as of December 31, 2018 15

Noninterest revenue1 Noninterest revenue ($B) $2.7 +5% $55.8 $52.8 $1.3 $(1.0) 2 2017 Adjusted PE / securities losses Market dependent Volume-driven growth 2018 and other 3 Debit and credit Merchant CWM Auto op. lease CIB CIB CB AWM card sales volume processing volume investments (avg.)4 assets (avg.) Markets revenue5 IB fees Gross IB revenue AUM (avg.)4 11% 15% 12% 24% 6% 2% 4% 8% $0.9T $1.0T $1.2T $1.4T $254B $285B $15.2B $18.8B $18.5B $19.6B $7.4B $7.5B $2.4B $2.5B $1.9T $2.0T 2017 2018 2017 2018 2017 2018 2017 2018 2017 2018 2017 2018 2017 2018 2017 2018 Core business drivers supporting ~3% NIR CAGR over time Note: For footnoted information, refer to slide 39 16

Adjusted expense1 Adjusted expense ($B) CCB CIB CB AWM Corporate Net investments: $2.2B 57% adjusted overhead ratio1,2 $0.6 $0.6 <$66 $1.6 $(0.5) $63.3 ~29 Driven by: Driven by auto 28  Marketing lease depreciation  Front office hiring3  New branches & ~21 21 market expansion  Headquarters ~3 3 10 ~10 1 ~1 2018 Tech Non-tech Revenue-related FDIC / other 2019 investments investments growth Note: Totals may not sum due to rounding. For footnoted information, refer to slide 40 17

Credit – net charge-offs 2018 2019 Outlook NCO rate NCOs ($B) NCO rate Home Lending1,2 (0.02)% $(0.0) ↔ Medium-term: Card 3.10% 4.5 ↔ Modestly higher on mix CCB Auto 0.38% 0.2 ↔ Business Banking3 0.49% 0.1 ↔ CIB 0.08% 0.1 ↔ CB 0.03% 0.1 ↔ AWM 0.01% 0.0 ↔ 1 Higher on Firmwide 0.53% $4.9 <$5.5B growth 1 Excludes the impact of purchased credit-impaired (“PCI”) loans 2 Excludes the impact of reperforming and non-performing loan sales 18 3 Excludes the impact of retail overdraft losses; CBB’s reported NCO rate was 0.90%

Current Expected Credit Losses reserving standard ("CECL")

Implementation adjustment

- Estimated day 1 increase to reserves of **$5B+/- or 35%** largely **driven by Card**
- Estimates dependent on macro environment, portfolio characteristics, and continuing review of models, methodology and judgments
- **Adverse case** reflects a range of adverse outcomes

Capital implications

- 4-year phase-in of initial capital impact – no permanent capital relief
- Included in the Firm's 2020 CCAR submission – Fed modeling to follow in 2022

Effects

- Results in more volatile credit costs in stress
- Potential impact to credit availability and pricing

Day 1 CECL impact ($B)

		2018 Credit reserves	+	Estimated implementation adjustment
CCB	Card	$5.2		Material adjustment
	Home Lending[1]	2.9		Less material adjustments
	Auto & BB	1.3		
Wholesale		5.1		
Firmwide		$14.5		$4-6

Current coverage is ~12m versus avg. life of ~24m

Adverse case $6-10

[1] Home Lending includes AWM mortgage portfolio

19

JPMorgan Chase & Co.

Medium-term target for ROTCE 21 19 Upside opportunities ~17% Potential downside risks 17  Slower deposit reprice Quicker deposit reprice 15  Constructive markets Challenged markets 13  Benign credit environment Higher credit costs continues 11 Higher capital 9 7 5 Medium-term target ~17% ROTCE target in the medium-term 20

Conclusion Exceptional client franchises Leading financial performance (medium-term outlook) ~17% ~55% ROTCE Overhead ratio Fortress balance sheet and principles ~12% 75-100% CET1 ratio Net payout ratio Long-term shareholder value 21

Agenda Page 1 Appendix – Fixed Income 22 2 Notes 28

Continuing to optimize funding mix Capital markets liabilities as of 12/31/18 ($B) Secured funding highlights  Preferred Stock Long-term secured debt 5%  $44B FHLB advances $2,623 Long-term  $13B credit card securitization secured debt 11%  Short-term secured debt  $18B collateralized commercial paper  $5B asset-backed commercial paper  Deposits 1,471 $11B FHLB advances Securities loaned/repo agreements Long-term 31% unsecured debt 40% Unsecured funding highlights Trading liabilities 145  Long-term unsecured debt Accounts payable and 200  other liabilities1 $163B senior debt  $17B subordinated debt3 Secured funding 280  $577 Short-term $53B structured notes secured debt2 Unsecured funding 271  Commercial paper Preferred stock $26 6% Other borrowed  $30B Common stockholders’ equity 230 2 funds  Commercial paper2 2% Supports CIB Markets business Total liabilities & stockholders' equity 5% Note: For footnoted information, refer to slide 41 22

Managing maturity profile and TLAC efficiency JPMorgan Chase & Co. (HoldCo) unsecured long-term debt maturity profile ($B) 1 2 3 TLAC eligible TLAC callable notes Non-TLAC eligible $101 40 $22 $20 $16 $13 5 $13 7 2 60 13 15 10 9 2019 2020 2021 2022 2023 >2023 Maturity profile includes  $128B of TLAC eligible, $54B of TLAC callable notes and $3B of non-TLAC eligible  TLAC callable notes provide the option to redeem 1 year prior to maturity; e.g., the $5B of callable notes maturing in 2021 may be redeemed in 2020  ~$18B of debt classified as structured notes, of which ~$16B is TLAC eligible Note: Totals may not sum due to rounding; amounts represent the carrying value. For footnoted information, refer to slide 41 23

JPMorgan Chase & Co. (HoldCo) benchmark issuance – TLAC continues to drive issuance activity TLAC maturities and balance sheet drive issuance Issuance weighted towards USD due to relative economics Gross issuance by security type ($B) Senior debt Sub debt Preferred equity Gross issuance by currency ($B) USD EUR Other $38 $38 3 6 $28 8 $28 3 $25 $25 $25 $25 4 28 27 27 23 24 24 23 24 2015 2016 2017 2018 2015 2016 2017 2018 Tenor driven by maturity management and spreads Callable notes provide maximum efficiency for TLAC management Gross issuance by tenor ($B)1 <5 Yrs 5-10 Yrs 10+ Yrs Gross issuance by structure ($B) Bullet TLAC Callable3 WAM2: ~8 yrs ~7 yrs ~15 yrs ~10 yrs $38 6 $32 $28 $28 $25 4 $25 $23 $24 8 9 6 12 15 13 32 19 21 10 5 8 3 3 2015 2016 2017 2018 2015 2016 2017 2018 Note: Totals may not sum due to rounding. For footnoted information, refer to slide 41 24

Firmwide wholesale long-term funding outstanding End of period outstanding ($B) – Holding Company (left) vs. Bank1 (right) Senior unsecured Subordinated debt2 Structured notes FHLB Credit Card Securitization3 Other secured debt 4 WAM: ~8 years ~4 years $192 $196 $183 $188 27 29 21 24 20 17 16 21 $136 $140 13 12 $113 33 $100 30 19 21 24 141 143 149 151 13 72 80 61 44 17 12 8 13 HoldCo 2015 Bank HoldCo 2016 Bank HoldCo 2017 Bank HoldCo 2018 Bank Note: Totals may not sum due to rounding. The Holding Company includes the Holding Company and its non-bank subsidiaries. The Bank includes bank subsidiaries For footnoted information, refer to slide 42 25

TLAC and external LTD requirement summary – TLAC compliance is maintained Commentary TLAC Requirements – key metrics at 12/31/2018 ($B)  Holding Company funding activity driven by Eligible Eligible External TLAC LTD  Balance sheet evolution Eligible long-term debt $171 $161  TLAC maturities Preferred equity 26 -  Credit spreads and other market considerations Common equity Tier 1 183 - Total $381 $161  Preferred and subordinated debt issuance needs based on capital planning % of RWA 24.9% 10.5% requirements and replacement economics Requirement 23.0% 9.5% (Shortfall)/surplus $29 $15  Non-Holding Company funding activity driven by liquidity needs % of Leveraged assets 11.6% 4.9% Requirement 9.5% 4.5% (Shortfall)/surplus $70 $13 Holding Company – external long-term debt at 12/31/2018 ($B) $185 $1 $13 $171 $11 $161 Senior debt 169 Sub debt & Jr Sub 16 2018 Structured notes & Debt with <1 yr Debt eligible for 50% haircut on LTD External 10-K disclosure other maturity external TLAC1 1-2 yr maturity LTD Note: Totals may not sum due to rounding 1 Includes ~$16B of debt classified as structured notes 26

Wholesale funding sources – purpose and key features Available to meet regulatory requirement Multi- T1/T2 Product Typical term Callable TLAC LCR NSFR currency4 Reg. Cap. Senior Unsecured 2-30 years 4 4 4 7 4 4 Subordinated Debt 10-30 years1 4 4 4 4 4 4 Preferred Stock Perpetual 4 7 4 4 4 4 HoldCo Structured Notes 2-30 years 4 4 4 / 75 7 4 4 2 Commercial Paper Generally < 1 year2 73 4 7 7 4 4 2 Securities loaned / Repo agreements Generally < 6 months 7 4 7 7 4 4 2 Dealer 2 3 Broker- Collateralized Commercial Paper Generally < 1 year 7 4 7 7 4 4 Senior Unsecured 2-30 years 4 4 7 7 4 4 Subordinated Debt 2-30 years 4 4 7 4 4 4 Structured Notes 2-30 years 4 4 7 7 4 4 FHLB Borrowing 2 2 2 Bank Generally < 5 years 4 7 7 7 4 4 Card Securitization 1-10 years 7 7 7 7 4 4 Asset-Backed Commercial Paper Generally < 1 year2 73 7 7 7 4 42 Secured Funding Note: excludes deposits and common equity. For footnoted information, refer to slide 42 27

Agenda Page 1 Appendix – Fixed Income 22 2 Notes 28

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis, see pages 57-59 of JPMorgan Chase Co.’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”) 2. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, see page 59 of the 2018 Form 10-K. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $70.35 at December 31, 2018. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity 3. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense excluded Firmwide legal expense/(benefit) of $72 million for the year ended December 31, 2018. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance 4. Net charge-offs and net charge-off rates exclude the impact of purchased credit-impaired (“PCI”) loans 28

Notes on key performance measures 1. The Basel III regulatory capital, risk-weighted assets and capital ratios (which became fully phased-in effective on January 1, 2019) are all considered key regulatory capital measures. The capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) which results in the lower ratio. While the required capital remained subject to the transitional rules during 2018, the Firm’s capital ratios as of December 31, 2018 were equivalent whether calculated on a transitional or fully phased-in basis. For additional information on these measures, see Capital Risk Management on pages 85-94 of the Firm’s 2018 Form 10-K 2. Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit 29

Notes on slide 2 – Strong financial performance in 2018 on an absolute basis… 1. See note 1 on slide 28 2. See note 1 on slide 29 3. Net of stock issued to employees 4. See note 2 on slide 28 30

Notes on slide 3 – …as well as relative to our peers 1. See note 1 on slide 28 2. Amounts for GS and MS represent reported revenue 3. Managed overhead ratio = total noninterest expense / managed revenue; revenue for GS and MS is reflected on a reported basis 4. See note 2 on slide 28 5. Reflects common dividends and common stock repurchases, net of common stock issued to employees when available 6. The EPS 10-year CAGR for GS and MS compares reported EPS for the year ended December 31, 2018, versus reported EPS for the year ended November 30, 2008 (which was their fiscal year-end in 2008). The TBVPS 10-year CAGR for GS compares TBVPS as of December 31, 2018, versus TBVPS as of November 30, 2008. All other comparisons are for the year ended or as of December 31, 2018, versus December 31, 2008 31

Notes on slide 4 – We have exceptional client franchises… (1/2) 1. Users of all web and/or mobile platforms who have logged in within the past 90 days 2. Users of all mobile platforms who have logged in within the past 90 days 3. Excludes Commercial Card; includes Liquid accounts 4. Kantar TNS (“TNS”) Retail Banking Monitor. Based on national data (49,244 surveys in 2018 and 2017). Calculations are derived from the following questions (answered by 2,463 customers in 2018 and 2017): “Which is your primary bank?" and “In what year did [selected bank] become your primary bank?” Data is weighted by TNS to ensure the survey is representative of the U.S. population 5. FDIC 2018 Summary of Deposits survey per S&P Global Market Intelligence. Excludes non-retail branch locations and all branches with $500mm+ in deposits within the last two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC 6. Based on 2018 sales volume and loans outstanding disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and JPMorgan Chase estimates for AXP’s U.S. small business sales. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail Cards 7. Represents 2018 general purpose credit card (“GPCC”) spend, which excludes private label and Commercial Card; based on company filings and JPMorgan Chase estimates 8. Represents 2018 share of loans outstandings, which excludes private label, AXP Charge Card and Citi Retail Cards; based on company filings and JPMorgan Chase estimates 9. Inside Mortgage Finance; Chase was the #2 jumbo mortgage originator for FY18 10.Dealogic as of January 1, 2019 11.Coalition, preliminary 2018 rank analysis for the following peer set: BAML, BARC, BNPP, CITI, CS, DB, GS, HSBC, MS, JPM, SG and UBS. Market share reflects JPMorgan Chase’s share of the global industry revenue pool. The market share and rank analysis are based on JPMorgan Chase’s business structure 32

Notes on slide 4 – We have exceptional client franchises… (2/2) 12.Institutional Investor 13.Based on third-party / external data 14.Source of assets under custody (“AUC”): Company filings 15.S&P Global Market Intelligence as of December 31, 2018 16.Represents total JPMorgan Chase revenue from investment banking products provided to CB clients 17.Refinitiv LPC, FY18 18.Euromoney; 2018 results released February 2019 19.The “% of 2018 JPMAM (“JPMorgan Asset Mangement”) long-term mutual fund 10-year assets under management (“AUM”) above peer median” analysis represents the proportion of assets in mutual funds that are ranked above their respective peer category median on a 10-year basis as of December 31, 2018. All quartile rankings, the assigned peer categories and the asset values used to derive this analysis are sourced from Lipper for the U.S. and Taiwan domiciled funds; Morningstar for the U.K., Luxembourg and Hong Kong domiciled funds; Nomura for Japan domiciled funds and FundDoctor for South Korea domiciled funds. Includes only Asset Management retail open-ended mutual funds that are ranked by the aforementioned sources. Excludes money market funds, Undiscovered Managers Fund, and Brazil domiciled funds. Quartile rankings are done on the net-of-fee absolute return of each fund. The data providers redenominate the asset values into U.S. dollars. This % of AUM is based on fund performance and associated peer rankings at the share class level for U.S. domiciled funds, at a “primary share class” level to represent the quartile ranking of the U.K., Luxembourg and Hong Kong funds and at the fund level for all other funds. The “primary share class”, as defined by Morningstar, denotes the share class recommended as being the best proxy for the portfolio and in most cases will be the most retail version (based on the annual management fees charged, minimum investment, currency and other factors). Where peer group rankings given for a fund are in more than one “primary share class” territory, both rankings are included to reflect local market competitiveness (applies to “Offshore Territories” and “HK SFC Authorized” funds only). The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future results 33

Notes on slide 5 – …and we are gaining market share in nearly all of our businesses 1. Dealogic as of January 1, 2019 2. Coalition, preliminary 2018 market share analysis reflects JPMorgan Chase’s share of the global industry revenue pool and is based on JPMorgan Chase’s business structure 3. Based on average balances during indicated time period 4. Commercial and Industrial (“C&I”) and Commercial Real Estate (“CRE”) groupings used herein are generally based on client segments and do not align with regulatory definitions 5. FDIC 2018 Summary of Deposits survey per S&P Global Market Intelligence. Excludes non-retail branch locations and all branches with $500mm+ in deposits within the last two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC 6. Represents GPCC spend, which excludes private label and Commercial Card; based on company filings and JPMorgan Chase estimates 7. Represents share of end-of-period (“EOP”) loans outstanding, which excludes private label, AXP Charge Card and Citi Retail Cards; based on company filings and JPMorgan Chase estimates 8. Primary relationship based on internal JPMorgan Chase definition 9. Inside Mortgage Finance (“IMF”) and JPMorgan Chase internal data. Excludes AWM originations 10.Experian AutoCount data; reflects financing market share for new and used loan and lease units at franchised and independent dealers 11.Strategic Insight as of February 2019. Reflects active long-term mutual funds and exchange-traded funds (“ETFs”) only. Excludes fund of funds and money market funds 12.Capgemini World Wealth Report 2018. Market share estimated based on 2017 data (latest available) 13.Bloomberg as of January 3, 2019; excludes exchange-traded notes (“ETN”) 34

Notes on slide 6 – Proven best-in-class long-term performance 1. Represents EOP core loans, which are calculated as follows: EOP total loans less noncore loans. The CAGR for USB and PNC is based on total loans; noncore loans are defined as "liquidating" for WFC, and loans reported in the "All Other Segment" for BAC and CitiHoldings for C. Source: company disclosures 2. Total EOP deposits – from fourth quarter company reports. Retail deposits – source: FDIC 2018 Summary of Deposits survey per S&P Global Market Intelligence; excludes non-retail branch locations and all branches with $500mm+ in deposits within the last ten years for 2013-2018 comparison and two years for the 2017-2018 comparison (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks); includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC 3. Revenue is based on JPMorgan Chase’s internal analysis excluding the impact of funding valuation adjustments (“FVA”), debit valuation adjustments (“DVA”) and certain non-core items for JPMorgan Chase and the peer banks; and business simplification for JPMorgan Chase 4. Coalition, preliminary 2018 market share analysis reflects JPMorgan Chase and the peer banks’ share of the global industry revenue pool and is based on JPMorgan Chase’s business structure 5. Dealogic as of January 1, 2019 6. Total AUM net flows 7. Includes AWM total client flows, Chase Wealth Management investments and new-to-firm Chase Private Client deposits 8. Represents Investment Management division total assets under supervision (“AUS”) net flows 9. Represents Investment Management total AUM inflows plus Wealth Management fee-based asset flows 10.Includes net new money from Asset Management and Global Wealth Management divisions. Net new money for 2014 reflects old reporting structure due to data availability. In 2018, UBS began to report flows for 2016-2018 in U.S. dollars ("USD"). Flows for 2014 and 2015 were converted to USD at the 2014-2015 daily average exchange rate 11.Represents GPCC spend, which excludes spend related to private label and commercial credit cards; based on company filings and internal JPMorgan Chase estimates; C reflects Branded Cards North America; COF reflects Domestic Card; AXP reflects the U.S. consumer segment and internal JPMorgan Chase estimates for AXP’s U.S. small business sales 12.Source: Nilson data; U.S. Bankcard volumes include Visa and MasterCard credit card and signature debit volumes in the U.S. 13.Source: 2018 J.D. Power U.S. Retail Banking Satisfaction Survey; Big banks is defined as top six U.S. banks (Chase, PNC, USB, C, BAC, and WFC) based on asset size 35

Notes on slide 7 – Macroeconomic backdrop 1. Federal Reserve as of December 18, 2018; J.P. Morgan Investment Bank Global Economic Research and DataQuery as of February 22, 2019 2. 2004 cycle dates; 06/04-06/06; quarterly results shown above. Excludes earnings credit rate (“ECR”) impact 3. J.P. Morgan Investment Bank U.S. Economic Research, DataQuery as of February 22, 2019 36

Notes on slide 9 – Evolution of the balance sheet (cont’d) 1. Totals may not sum due to rounding 2. In determining the 2014-2018 CAGR, non-operating balances used for 2014 reflect the average for the month of December 2014 and not the full year average. Non-operating balances include only those in CIB, CB and Corporate based on the U.S. LCR rule, and include all certificates of deposits in Corporate, and exclude non-operating balances in CCB and AWM 3. Includes Corporate 4. See note 2 on slide 29 5. Loans classified as runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit 37

Notes on slide 11 – Evolution of regulatory framework 1. Supervisory Capital Assessment Program 2. Comprehensive Capital Analysis and Review 3. Total Loss Absorbing Capacity 4. Global Systemically Important Banks 38

Notes on slide 16 – Noninterest revenue 1. See note 1 on slide 28 2. Excludes a legal benefit related to a settlement with the FDIC receivership for Washington Mutual and with Deutsche Bank as trustee to certain Washington Mutual trusts and revaluation of tax-oriented investments related to the Tax Cuts & Jobs Act (“TCJA”) 3. Includes a card rewards liability adjustment, mark-to-market gains on certain equity investments previously held at cost and Credit Adjustments & Other in CIB 4. Annual average is based on the simple average of month-end balances for each period 5. Markets includes both NII and NIR 39

Notes on slide 17 – Adjusted expense 1. See note 3 on slide 28 2. See note 1 on slide 28 3. Includes compensation expense related to increased hiring of revenue-producing bankers 40

Notes on Fixed Income Slide 22 – Continuing to optimize funding mix 1. Includes federal funds purchased and client-driven loan securitizations which are included in beneficial interests issued by consolidated variable interest entities on the Firm’s Consolidated balance sheets totaling ~$3B as of December 31, 2018 2. The Firm’s obligations under the collateralized commercial paper (“CCP”) programs, short-term Federal Home Loan Bank ("FHLB") advances and other borrowed funds ("OBF") are reported in short-term borrowings on the Firm’s Consolidated balance sheet. Obligations under the asset-backed commercial paper ("ABCP") programs are included in beneficial interests issued by consolidated variable interest entities on the Firm’s Consolidated balance sheet 3. Includes junior subordinated debt Slide 23 – Managing maturity profile and TLAC efficiency 1. Eligible long-term debt (“LTD”) with maturities > 1 year count toward the external TLAC (“total loss absorbing capacity”) requirement. Eligible LTD with maturities > 2 years, plus 50% of eligible LTD with maturities between 1-2 years count toward the external LTD requirement 2. Represents callable notes with an option to redeem 1 year prior to maturity 3. Non-TLAC eligible debt is approximately $0.6B for 2019, $0.3B for 2020, $0.1B for 2021, $0.2B for 2022, $0.4B for 2023 and $1.3B after 2023 Slide 24 – JPMorgan Chase & Co. (HoldCo) benchmark issuance – TLAC continues to drive issuance activity 1. Excludes preferred stock issuance 2. Weighted average maturity (“WAM”) is calculated based on the final maturity of all unsecured long-term debt issuance 3. Represents callable notes with an option to redeem 1 year prior to maturity, except for callable preferred stock issuance 41

Notes on Fixed Income Slide 25 – Firmwide wholesale long-term funding outstanding 1. Senior unsecured for banking subsidiaries includes subordinated debt of $7.7B and $3.9B in 2015 and 2016, respectively, and $0.3B in both 2017 and 2018 2. Includes junior subordinated debt 3. Includes $1.8B and $1.5B of student loan securitizations in 2015 and 2016, respectively 4. Includes $0.5B of other secured debt in a Holding Company subsidiary in each of 2015 and 2016 Slide 27 – Wholesale funding sources – purpose and key features 1. Currently it is not optimal from a regulatory capital treatment perspective to issue wholesale long-term funding with a tenor of less than 10 years 2. Commercial Paper (“CP”)/CCP/ABCP can be issued up to 397 days, except for CP/CCP relying on the 3(a)3 exemption, which has a maximum tenor of 270 days. Certificates of Deposit (“CD”) do not have a maximum contractual maturity. FHLB advances may have a legal maturity of up to 30 years and may also be extendible. Only funding with maturities > 365 days get full benefit for the net stable funding ratio (“NSFR”) 3. Callable CP, CCP and ABCP may be issued, but the Firm has not issued such debt to-date 4. Multi-currency represents two or more currencies 5. Certain plain-vanilla debt that is classified as structured notes is TLAC-eligible 42

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2018, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs-web.com/financial-information/sec-filings), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 43

Investor Day 2019 | February 2019 February 26, 2019

Agenda Page 1 CIB overview 1 2 Markets 10 3 Wholesale Payments 20 4 Closing remarks 30 5 Notes 33

ANIMATION We delivered strong results and had a record year in 2018 Adjusted revenues1 and income2 ($B) CIB ROE3 13% 14% 16% 14% 16% Capital ($B) $61 $62 $64 $70 $70 50 30% 45 $36.4 $35.1 $34.6 25% 40 $33.3 ■ Revenue1 $32.9 20% 35 18% 20% 16% 15% 30 14% 15% 15% ◆ Heritage TSS ROE 25 14% Heritage IB ROE ▲ 13% 10% 20 10% 10% 15 5% 10 $10.9 $10.8 $12.0 2 $8.6 $9.2 0% ■ Net income 5 0 -5% 2014 2015 2016 2017 2018 Overhead ratio4 61% 59% 54% 56% 57% Note: For footnoted information, refer to Page 33 1

Expenses increased due to higher revenues and additional investments 2017 to 2018 ($B)1 $0.4 $0.3 $0.1 $20.7 $0.5 $19.4 2017 Revenue- Tech Non-tech Other 2018 related growth investments investments O/H ratio 56% 57% 1 Expense adjusted for legal expense 2

ROE increased from 14.5% in 2017 to 15.9% in 2018 0.8% 15.9% (1.7)% (0.1)% 14.5% 1.3% 1.1% 20172017 Actual Revenue Rates Expenses Credit Cost Tax 20182018 Actual & Other 3

CIB gained market share faster than peers, strengthening our leadership across businesses Gaining market share at a faster rate than any of our peers Strengthening global leadership positions across businesses Global CIB Market Share1,2 No. of businesses where JPM is ranked3,4 ■ #1 ■ #2-3 1■ #4-6 2018 vs. 2014 (%) 2018 vs. 2017 (%) 3 2 1 JPM JPM 1.6% 0.5% 8 29 7 29 Peer 1 Peer 1 2014 2018 Peer 2 Peer 2 16 14 Peer 3 Peer 3 Peer 4 Peer 4 Equity Capital Markets Equity Capital Markets Peer 5 Peer 5 G10 FX G10 FX Peer 6 Peer 6 Commodities Commodities5 Peer 7 Peer 7 Credit Credit Peer 8 Peer 8 SPG SPG 5 Peer 9 Peer 9 Global Equities Global Equities Cash Equities Cash Equities Peer 10 Peer 10 Equity Derivatives Equity Derivatives Peer 11 Peer 11 Futures & Options Futures & Options Note: For footnoted information, refer to Page 34 4

Global Investment Banking (GIB) grew share across all regions resulting in 8.7% market share in 2018 (highest since 2009) GIB Wallet ■ Industry wallet ($B) ◆ Market share M&A ■ Industry wallet ($B) ◆ Market share 8.9% 8.0% 8.4% 8.3% 8.4% 8.7% 8.0% 7.8% 7.9% 8.1% $28 $25 $26 $22 $24 2014 2015 2016 2017 2018 DCM $83 $77 $76 $83 $80 8.5% 7.9% 7.9% 8.4% 8.3% 2014 2015 2016 2017 2018 $39 $34 $37 $40 $37 Growth in GIB share of wallet across regions, 2014 to 20181 2014 2015 2016 2017 2018 ECM 9.1% ~40 bps ~90 bps ~110 bps 7.0% 6.9% 7.4% 7.1% $21 $19 $14 $18 $16 2014 2015 2016 2017 2018 #1 worldwide in Investment Banking Participated in 7 of the 10 top Generated $7.5 billion in fees fees for 10 consecutive years fee paying deals in 2018 in 2018, a full year record 1 Growth figures are rounded to the nearest tenth Source: Dealogic as of Jan 1, 2019; ECM excludes shelf deals. DCM excludes money market, short-term debt 5

Markets business continued to increase market share across products while delivering strong returns Equities1 Global Markets market share (%)1,2,3 ■ Industry wallet ($B) 2018 vs. 2014 2018 vs. 2017 ◆ Market share 15.0% 11.2% JPM +2.8% +0.9% 9.8% 9.9% 7.9% 8.4% Peer 1 Peer 2 $62 $68 $59 $59 $62 Peer 3 0.0% 2014 2015 2016 2017 2018 Peer 4 FICC1 Marginal ROE, 2018 ■ Industry wallet ($B) NOT TO SCALE ◆ Market share 11.9% 14.0% 11.4% 11.1% 10.1% 12.0% 9.2% Equities 10.0% 8.0% 6.0% $118 $109 $117 $106 $96 4.0% FICC 2.0% 0.0% 2014 2015 2016 2017 2018 Cost of capital Note: For footnoted information, refer to Page 35 6

CIB Treasury Services business has grown significantly since 2016 through a combination of rising rates and organic growth Strong growth in CIB TS revenue and operating leverage Strong growth in deposits… ■ Revenue ($B) CAGR ■ Operating Deposits CAGR ■ Expenses 2016-18 ■ Non-Operating Deposits 2016-18 +7% $4.7 ~0% +14% +9% $4.2 $3.6 +1% 2016 2017 2018 … across all client segments …and in all regions ■ Deposit CAGR (%) FY18 vs. FY16 13% 11% 8% 6% 8% 2016 2017 2018 1% Accelerated growth Corporates FIG NA EMEA APAC LATAM Expense discipline 7

Securities Services continues to transform itself; unprecedented new business wins and improved operating models have yielded record financial results Winning industry-leading mandates… …resulted in highest recorded revenue and operating margins ■ Assets Under Custody ■ Revenue ($B) ■ Operating Margin Total 2016-2018 change Total 2016-2018 change Total 2016-2018 change +18% +9ppts +13% $4.2 $3.9 $3.6 2016 2017 2018 2016 2017 2018 2016 2017 2018 Significant growth and Transformed the business to deliver Investments in technology driving improvements in scale as we operational excellence and scale and efficiencies optimized our infrastructure improved platform stability 8

We continue to focus on technology investments, productivity and efficiency We continue to invest in…  Best in class client experiences  Resilient and scalable infrastructure  Digital, seamless, omni-channel user experiences  Multi-cloud, hybrid-cloud strategy  Focus on personalization and intelligence  Optimization and rationalization  Simple and self service  Proactive cybersecurity to keep pace with evolving threat landscape  Leveraging and exposing APIs  Continuous data protection  Standardized, re-usable components  Secure client authentication  Internally within JPM and externally with clients  Innovation by leveraging emerging technologies  Data and advanced analytics  Artificial Intelligence / Machine Learning  Embedded across the product portfolio  Containers  Enable data-driven decision making  Distributed Ledger To achieve this, we are driving productivity and efficiency through a transformation across our Technology organization Software Engineering Efficiency Platform Simplification Portfolio Governance Improve the speed, quality and security of Drive agility, lower costs and improve time to Provide transparency, consistent tooling and software delivery market governance of the investment lifecycle 9

Agenda Page 1 CIB overview 1 2 Markets 10 3 Wholesale Payments 20 4 Closing remarks 30 5 Notes 33

Select Markets topics for today  Multi-year performance, especially in Cash Equities and Prime Finance Growth in Equities  Key focus areas for the Equities franchise going forward  Impact of Drivers of electronification and its impact on client needs electronification  Pace of electronification and estimated impact to overall Markets franchise  Performance of Growth in share across Institutional and Corporate clients client franchise  Investments to help address our clients’ evolving needs 10

Our Equities franchise has steadily gained market share across our key products, benefiting from multi-year investments in execution capabilities Our market share increased 330bps over the last 5 years… …driven by improved performance across all products Market share1,2,3 ■ 2014 ■ Increase from 2014 to 2018 NOT TO SCALE JPM market share1 ■ 2014 ■ 2018 NOT TO SCALE 11.2% ~280bps +330bps ~300bps ~250bps Peer 1 JPM Peer 2 Peer 3 Peer 4 Cash Equities Equity Derivatives Prime Finance Cash Equities: Improved ranking Equity Derivatives: Prime Finance: from #6 in 2014 to #3 in 2018 Ranked #1 since 2015 Ranked #2 since 2016 Note: For footnoted information, refer to slide 36 11

Sustained investments and focus in Cash Equities has spurred substantial growth Global Cash Equities revenue Increase in share of Cash Equities volumes driven by Low Touch NOT TO SCALE CAGR ■ Total JPM Cash Equities volume as a % of total market volume ■ High Touch 2014-18 ■ Low Touch JPM volume as a % of total market volume ■ Low Touch ■ Program Trading +7% +30% +25% (4)% 2014 2015 2016 2017 2018 '14 '15 '16 '17 '18 '14 '15 '16 '17 '18 '14 '15 '16 '17 '18 $20.7 $21.2 $17.4 $17.1 $16.3 (6)% U.S. EMEA APAC Industry wallet1 ($B) Our Cash Equities business is benefiting from stronger execution capabilities, higher Low Touch volumes and increased global reach 1 Source: Coalition, preliminary 2018 analysis of global industry revenue pool 12

Market share gains in all regions yielded record revenue and client balances in Prime Finance Prime Finance Client Balances by Product Region Synthetics as a % of Total Global Prime Finance Revenue NOT TO SCALE NOT TO SCALE CAGR CAGR ■ U.S. ■ Synthetic ■ EMEA 2014-18 ■ Cash 2014-18 ■ APAC +10% ◆ Total Prime Revenue +13% 100% +36% 1894 90% 1394 +15% 80% 894 70% +6% 60% 394 50% -106 40% -606 30% -1106 20% -1606 10% 0% -2106 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 22% 32% 12% Non-U.S. as a % of total Balance sheet ratio change 2014-20181 (%) 1 FY Average Third Party Assets divided by FY Average Gross Client Financing Balances 13

Equities franchise will continue to pursue technology and talent investments Pillars of our strategy Invest in product and Expand scale and Enhance coverage, service technology geographic reach and operational framework 2019 performance will be market dependent but expect scale, liquidity solutions and client facing platforms to be key differentiators 14

Electronification has been primarily driven by two types of factors and has created an even greater need for more sophisticated execution tools

Key types of electronification drivers

Organic

- Electronification driven by **client and dealer demand for choice, transparency, liquidity and efficiency**
- This **is a steady long term trend** that is stabilizing in the most standardized markets such as FX
- As a result, clients benefit from increasing innovation and execution **tools which reduce execution costs**

Regulatory

- **Regulations around execution standards** (most recently MiFID II) have also acted as a catalyst for some asset classes and driven greater electronification
- As a result, clients are looking to leverage work flow benefits of electronic execution to **reduce operational costs**

Illustration of impact over last few years

FX Spot



Electronic volumes as a % of total
2016
2017
2018



2017-2018 growth in electronic volumes
+8%
+44%
FX Spot
Algo-driven FX Spot

Euro Swaps[1]



Electronic volumes as a % of total
2016
2017
2018



2017-2018 growth in electronic volumes
+64%
+205%
All Euro Swaps
RFQ To 1 Euro Swaps

Electronification continues to drive client need for more sophisticated execution tools to reduce execution and operational costs

[1] Euro Swaps volumes exclude Internal and Compression trades

15

JPMORGAN CHASE & CO.

We are investing in technology to provide clients with more sophisticated execution tools Example: Algo Central  Single entry point providing seamless access to JPM’s execution algos and analytics to help reduce costs Rich analytics Tailored Execution  Access to pre-trade  Ability to customize predictions, live your order structure execution monitors and post-trade performance analytics Wider availability Real-time control  Integrated with JPM  Change speed, proprietary and third execution style and party distribution even your strategy platforms while the order is live 16

ANIMATION Pace of electronification has varied across different FICC products Electronification for select FICC asset classes Key observations Expected scenario 2018-20202 Current Electronification 1 Interest Rate Swaps % Electronic1 (Investor day 2016) (Investor day 2019)  Higher Electronic RFQ volumes Interest Rate Swaps (Americas)  Lower volumes on Central limit order book type execution 1 Interest Rate Swaps (EMEA) 2 FX Cash  Market fragmentation & rise of non-bank liquidity providers 2 FX Cash  Investments in e-trading infrastructure positioned us well 3 FX Options 3 FX Options  EM Local Currency Lower execution volumes on multi-dealer platforms 4 Bonds  Yield compression marginally offset by increased e-volumes Government Bonds (Americas) 4 EM Local Currency Bonds Government Bonds  Voice liquidity preferred for large sizes (EMEA)  Not all instruments listed on multi-dealer platforms Credit Default Swaps  MiFID II deferral impacted actual electronification Source: JPMorgan Chase internal estimates; all estimates are global averages unless a regional product is specified Note: For footnoted information, refer to slide 37 17

We remain highly committed to strengthening our diversified client franchise, building on top of our consistent Markets wallet growth with Institutional and Corporate clients Institutional clients1 Corporate clients2 ◆ JPM market share with Institutional clients JPM Institutional clients revenue mix ■ JPM market share with Corporate clients # JPM rank #2 Hedge Fund #1 Asset & Wealth #1 Managers Managers +220bps +270bps +120bps 8.9% #1 10.7% #1 #1 9.7% 7.7% 9.5% #1 8.7% 8.3% Banks, Insurance #1 +140bps & Public Sector 2014 2015 2016 2017 20183 2014 2018F20183 Total wallet share growth 2014-2018 Total wallet share growth 2014-2018 Note: For footnoted information, refer to slide 38 18

Going forward, we are investing to address clients’ evolving needs for capital and risk solutions Enhanced client Next-gen analytics Best-in-class execution experience  Increased continuity and simplified  Providing client access to next generation  Quick, efficient and secure access, workflow between clients and us – algo execution, enhanced with pre-trade, authentication, documentation and across research, sales and trading real-time and post-trade capabilities onboarding  Multi-asset pre-trade analytics and  Enabling systematic market making  APIs enabling access to growing number data platform for clients through Artificial Intelligence-driven of services, whenever and however execution capabilities clients choose  Smart quoting and automated risk management for trading functions  Aggregating client and market data to  Customization through smart search, enhance trade recommendations, through while delivering curated solutions and  Data analytics and visualization analytics and research topical content to clients platform for sales functions 19

Agenda Page 1 CIB overview 1 2 Markets 10 3 Wholesale Payments 20 4 Closing remarks 30 5 Notes 33

Wholesale Payments recorded $11B revenue and grew by 28% over the last two years Wholesale Payments revenue growth1, $B Total revenue growth 2016-2018 28% $11.2 Wholesale Payments  #1 Treasury Services bank includes following services worldwide delivered to clients across $8.81  #1 Merchant Acquirer in the the firm U.S. & Europe  Treasury Services  Industry leading virtual and traditional card payment  Merchant Acquiring solutions  Commercial Card  $1 trillion+ in annual merchant processing  Trade Finance volume $6 trillion daily payments Firmwide 2016 2018 1 Merchant Acquiring revenue in 2016 excludes a one time gain from sale of stake in Visa Europe 20

We bring the entire suite of Wholesale Payments products across our clients of all sizes and complexities Corporates Commercial Multinational Middle Market Card Corporations Companies Treasury Services Small Businesses Wholesale Payments Financial Institutions Merchant Banks & Broker- Non-Bank Financial Acquiring Dealers Institutions Trade Finance Public Sector 21

Our strong performance in Firmwide Treasury Services over the course of the last two years has made us a market leader FY2016 Competitor Revenue Benchmark1 FY2018 Competitor Revenue Benchmark1 ■■ CIB Total 2016-2018 change ■■ CIB ■■ Non-CIB 40% ■■ Non-CIB $8.8B 25% 37% $6.3B 24% Peer 1 JPM Peer 2 Peer 3 JPM Peer 1 Peer 2 Peer 3 Ranked #1 at the Firmwide level due to faster growth than our key competitors Note: For footnoted information, refer to slide 39 22

We are creating a unique value proposition for our clients through our integrated Wholesale Payments strategy Our Wholesale Payments strategy… Any product, Flexible channel Real-time analytics anywhere connectivity & optimization  Accept and collect from any  Enable clients to connect to us in  Provide data-driven insights to our method of payment, in any whatever way they want, from a clients, to improve their operational currency, anywhere in the globe single global exchange to APIs and capital efficiency …is supported by… Integrated global platforms Best-in-class controls Innovation & partnership agenda  Offer scalable modular  Provide a robust security and  Offer clients maximum choice and architecture that supports full control environment with the access to best of breed solutions capabilities across payments backing of a single, trusted including in-house and partner-led and cash management needs counterparty innovations 23

We continue to make progress on delivering global, scalable platforms

	Key Milestones	Looking Ahead
Core Payments GRAPHITE GLASS	▪ Live today in several countries ▪ Featuring a number of state-of-the-art configurable components	▪ Reduce costs by decommissioning legacy platforms ▪ Significant improvement in speed to market for future product development
Merchant Acquiring Helix	▪ Launching new platform with pilot merchants in July 2019 ▪ Building capabilities and partnerships across APAC and LATAM countries	▪ Expand rollout in APAC and LATAM – including local acquiring ▪ Integrate customer experience across payments and merchant acquiring ▪ Expand capabilities in the U.S. small business market, leveraging WePay asset

Innovation
iin
JPM Coin[1]
	▪ Interbank Information Network
	  ▪ 185+ signed letters of intent
	  ▪ Live with several banks
	▪ First U.S. bank with a digital coin
		▪ Reach ubiquity with 200+ banks
		▪ Launch apps on the IIN network
		▪ Enable JPM Coin[1] to other platforms and standard blockchain networks

[1] JPM Coin is a prototype. JPMorgan Chase will complete all internal procedures and satisfy all regulatory and compliance obligations, prior to any live products or services being launched utilizing JPM Coin

24

JPMORGAN CHASE & CO.

Interbank Information Network and JPM Coin: examples of Wholesale Payments innovation

Interbank Information Network
Eliminating Information Inefficiencies



Current model
SLOW
MANUAL
INEFFICIENT
COSTLY
IIN Vision
FASTER TURNAROUND
SECURE NETWORK
iin
REDUCED COSTS
DIRECT COMMUNICATION

- Global distributed network for real-time, interconnected flow of information
- 185+ banks with signed LOIs – on target to be the largest blockchain-based banking information network
- Initial focus on building utility applications that address immediate pain points
  - Resolve: streamline process for resolving inquiries related to payments (live today)
  - Validate: global beneficiary and account validation (in testing)
- Longer-term vision to build a platform ecosystem with value-added applications developed by participants targeting more complex issues: onboarding, KYC, errors, returns, etc.

JPM Coin[1]
Will Enable 24/7/365 Global Value Transfer

- Digital coin designed to facilitate instantaneous payments using distributed ledger technology
  - Will be available to JPMorgan Chase institutional clients
  - Prototype tested successfully
- JPM Coin will facilitate payments in United States Dollars
  - Will be extended to other major currencies in the future
  - Will be issued on Quorum Blockchain, but can be used on other blockchain platforms
- Many potential uses in the future for institutional clients of JPMorgan Chase:
  - Cross-border money movement 24/7/365 – outside traditional banking hours
  - Payments for asset transfers over blockchain
  - Internal liquidity optimization for large, complex corporate clients

[1] JPM Coin is a prototype. JPMorgan Chase will complete all internal procedures and satisfy all regulatory and compliance obligations, prior to any live products or services being launched utilizing JPM Coin

25

JPMORGAN CHASE & CO.

Product innovation delivered over the past 12 months

	Key Milestones	Looking Ahead
Global MassPay	■ 100+ countries ■ ~50 currencies	■ 120+ countries ■ 70+ currencies
Virtual Account Management	■ Live in all regions by March 2019 ■ ~40 currencies	■ Complete roll-out across all major markets
APIs & Open Banking	■ Industry-leading API environment	■ Launch new front-end terminals for clients ■ Expand partnerships with FinTechs, ERP / TMS providers ■ Become a leader in Open Banking in EMEA
Digitization / Automation	■ Account opening in < 70 seconds ■ 98%+ STP rate	■ Increase automation across client lifecycle ■ Expand Machine Learning-based solutions
Real-Time Payments	■ First bank to be live in USD, EUR and GBP ■ Clients across CIB, CB and Chase.com	■ Expand leadership in RTP globally ■ Explore new real time cross-border opportunities

26

JPMORGAN CHASE & CO.

U.S. Real-Time Payments: product innovation at scale Announcement and Use case development Integration Acceleration 1prioritization of use cases 2 and Roll-out 3 4  Live in November 2017  Roll-out with pilot clients and  Fully integrated with Chase.com –  Full roll-out to Chase enterprise providers to design pilot roll-out customers and key clients  Shaped industry and infrastructure best-in-class solutions development as an early adopter  Actively marketed to clients and formed partnerships with 3rd parties  Prioritized use cases: 1mm+  Just-in-time supplier payments transactions per  SMB Payments month  Last minute bill payment  External bank transfers # of of # transactions  Sending emergency funds Q1 2018 April 2018 October 2018 January 2019 H1 2019 As of April 2019, JPMC will be the only bank in the world with all three (USD / GBP / EUR) Real-Time Payments capabilities 27

eCommerce platform: Example of our end-to-end Wholesale Payments solutions and benefits Consumers pay for goods eCommerce platform manages funds Flexible pay-outs to merchants Consumer pays inz local currency via Funds are received and stored in Funds due to merchants are paid out their preferred method of payment multi-currency eWallets with flexible options and controls  Seamless global payment acceptance  eCommerce client provides value-added  Flexible pay-outs to merchants gateway for consumers services to its merchants (e.g., multi-currency,  Multiple methods of payment (e.g., RTP)  Consumers pay for goods in their preferred stored-value eWallets)  Preferred currency  methods of payment and local currency Client treasury is able to retain float and  Custom pay-out criteria and schedule  improve operational efficiency Transparent and fully integrated FX rates  Spot or guaranteed FX rates via APIs  Liquidity management to  End-to-end reporting and reconciliation  Global Earnings Credit Rate Optimize Treasury optimize capital efficiency for improved efficiency, visibility and control (ECR) to offset bank fees 28

Our strategic focus is to be the leader in delivering solutions to meet all of our clients’ treasury and payments needs Middle Market and Large Multinational FIG (Banks, NBFIs Small Businesses Corporates and Public Sector)   Bundled solutions for payment needs,  Consultative approach to design Global clearing capabilities with leading scale and efficiency including merchant acquiring services bespoke solutions, providing visibility and  and core cash management efficiency across liquidity and payments Deep expertise in every client segment and region  Focus on simplicity, ease of  Existing GCB and GIB clients  Operational excellence and best-in-class implementation and user experience  Opportunities in every region and controls  Integrated set of digital capabilities with industry  Industry-leading innovations – e.g., Interbank Information Network (IIN) multiple connectivity options  $1 billion gap to #1 blockchain service We have a complete suite of products and services to serve clients of all segments and sizes and can tailor our solutions for their individual, unique needs 29

Agenda Page 1 CIB overview 1 2 Markets 10 3 Wholesale Payments 20 4 Closing remarks 30 5 Notes 33

Expense walkforward (adjusted) 2018 to 2019 Outlook ($B)1 $0.3 $0.2 $20.7 $0.1 ~$21 $(0.4) 2018 Revenue-related growth Tech investments Non-tech investments FDIC / Other 2019 Outlook 1 Expense adjusted for legal expense 30

ROE Walk: 2018 Actuals – Medium-term target (2.2)% ~3% ~(0.5)% ~16% 15.9% Revenue ~$40B Overhead Ratio 54%+/- Capital $80B 2018 Net growth Higher capital Other Medium-term 31

We remain focused on maintaining day-to-day discipline, optimizing our current model and transforming for the future Optimizing our current Transforming for the Maintaining day-to-day model future discipline Continuous focus on client Closing addressable gaps1 in Investing in new and emerging tech experience and ease of our wallet, $B to develop a future-proof infrastructure doing business $0.10 0.55 Best-in-class execution and Reshaping our approach to data to delivery against our core 0.75 unlock the true power of ML & AI and strategic priorities $5.00 transform the way we do business with $3.65 0.75 our clients ■ GIB ■ TS Unfaltering risk, credit, capital, 2017 2018 1.50 ■ Security Services Develop new business liquidity and expense ■ FICC opportunities and create an ■ Equities discipline unparalleled client experience Note: For footnoted information, refer to slide 40 32

Agenda Page 1 CIB overview 1 2 Markets 10 3 Wholesale Payments 20 4 Closing remarks 30 5 Notes 33

Notes on slide 1 – We delivered strong results and had a record year in 2018 Notes 1. Adjusted revenue excludes the impact of business simplification initiatives. As a result, adjusted revenue is lower by $1.9 billion, $353 million, $220 million, $86 million and $47 million for 2014, 2015, 2016, 2017 and 2018, respectively 2. Adjusted net income excludes the impact of (1) business simplification on revenue and expense, and (2) legal expense. As a result, adjusted net income is higher by $1.7 billion, $1.1 billion, $72 million, $16 million and $226 million for 2014, 2015, 2016, 2017 and 2018, respectively 3. CIB ROE represents adjusted net income/capital. Reported ROE was 10%, 12%, 16%, 14% and 16%, for 2014, 2015, 2016, 2017 and 2018, respectively 4. Adjusted overhead ratio represents adjusted revenue/adjusted expense 33

Notes on slide 4 – CIB gained market share faster than peers, strengthening our leadership across businesses Notes 1. CIB market share analysis – Source: Coalition. Market share analysis reflects JPMorgan Chase’s share of the global industry revenue pool and is based on JPMorgan Chase’s business structure 2. Peer numbering may be different across pages 3. Ranks for Banking - Source: Dealogic as of January 1, 2019 4. Ranks for Markets, Treasury Services and Securities Services - Source: Coalition, preliminary 2018 rank analysis based on following peer-sets and is based on JPMorgan Chase’s business structure  Markets (BAML, BARC, BNPP, CITI, CS, DB, GS, HSBC, JPM, MS, SG and UBS)  Treasury Services (BAML, BNPP, CITI, DB, HSBC, JPM, SG, SCB and WFC)  Securities Services (BAML, BBH, BNY, CITI, CACEIS, DB, HSBC, JPM, NT, RBC, SCB, SS and SG) 5. Co-ranked #1 34

Notes on slide 6 – Markets business continued to increase market share across products while delivering strong returns Notes 1. Source: Coalition, preliminary 2018 market share analysis reflects JPMorgan Chase’s share of the global industry revenue pool and is based on JPMorgan Chase’s business structure. FY18 analysis is based on preliminary results and peer-set BAML, BARC, BNPP, CITI, CS, DB, GS, HSBC, JPM, MS, SG and UBS 2. Analysis reflects top 4 peers within peer-set 3. Peer numbering may be different across pages 35

Notes on slide 11 – Our Equities franchise has steadily gained market share across our key products, benefiting from multi-year investments in execution capabilities Notes 1. Source: Coalition 2018 preliminary Competitor Analytics. Equities Market Share reflects share of the global industry revenue pool. Market Share & rank analysis based on JPMorgan Chase’s business structure. FY18 analysis is based on preliminary results and peer-set BAML, BARC, BNPP, CITI, CS, DB, GS, HSBC, JPM, MS, SG and UBS 2. Analysis reflects top 4 peers within peer-set 3. Peer numbering may be different across pages 36

Notes on slide 17 – Pace of electronification has varied across different FICC products Notes 1. % Electronic is based on notional volume executed through Single Dealer Venues, Multi Dealer Venues / Non-Central Limit Order Books and All-to-all / Central Limit Order Books 2. Source: JPMorgan Chase’s Investor Day 2016 on February 23, 2016 37

Notes on slide 18 – We remain highly committed to strengthening our diversified client franchise, building on top of our consistent Markets wallet growth with Institutional and Corporate clients Notes 1. Source: Coalition Institutional Wallet Analytics – based on the leading 1,300 Institutional Clients across Global Markets products only 2. Source: Coalition Corporate Wallet Analytics – based on the leading 2,000 Corporate Clients across Global Markets products only 3. FY18 share is based on 3Q18 for Institutional and 1H18 for Corporates 38

Notes on slide 22 – Our strong performance in Firmwide Treasury Services over the course of the last two years has made us a market leader Notes 1. Source: Coalition, preliminary FY18 competitor analysis. Analysis reflects TS revenues (excluding Commercial Cards) across CIB and non-CIB and is based on top 3 peers within peer-set: BAML, BNPP, CITI, DB, HSBC, JPM, SG, SCB and WFC 39

Notes on slide 32 – We remain focused on maintaining day-to-day discipline, optimizing our current model and transforming for the future Notes 1. Source: Coalition, preliminary FY18 Competitor Analytics. Gap analysis reflects addressable gap to the product leader across multiple asset-classes by region based on Coalition’s preliminary FY18 Competitor Analytics and reflects JPMorgan Chase’s business structure. Addressable Gap represents gap that JPMorgan Chase is able to address with relatively little change in business model or investment 40

[Do not refresh] February 26, 2019

[Do not refresh] Agenda Page 1 Overview 1 2 Consumer Banking 10 3 Home Lending 17 4 Card 27 5 Closing remarks 42 6 Notes 43

[Do not refresh] We remain focused on a consistent set of strategic priorities  Deliver One Chase experiences that provide choice, security, ease, personalization, and integrated payments  Create interoperability between physical and digital channels to provide seamless omni-channel experiences for our customers  Execute expense management strategies while continuing to invest for the future  Continue in our unwavering commitment to operate an effective and efficient risk and control environment  Protect the Firm's systems and confidential data from internal and external threats, and safeguard the privacy of customers and employees  Attract, develop, and retain the best talent for today and the future, harnessing the power of diversity 1

We have made significant progress against our commitments

We have committed to…	…and have delivered on those promises
Deliver One Chase experiences to grow share from a position of strength	✓ Relationships with ~50% of U.S. households – of which 25% have a multi-LOB relationship ✓ ~2x retail deposit growth rate vs. the industry[1] ✓ #1 in total U.S. card sales volume and #1 in credit card outstandings[2]
Create interoperability between physical and digital channels	✓ Differentiated our customer experience with a seamless omni-channel approach ✓ Expanded into new markets utilizing integrated physical and digital channels ✓ Digitally opened ~1.5mm deposit accounts since Feb. 2018[3]
Manage expenses while continuing to invest in the future	✓ Reduced overhead ratio by ~4ppts since 2014 ✓ Increased investments in technology and marketing by ~30% since 2016 – deployed with discipline
Operate an effective and efficient risk and control environment	✓ Improved risk monitoring capabilities to enable surgical pullbacks ✓ De-risked the mortgage business

Note: For footnoted information, refer to slide 43

2

JPMorgan Chase & Co.

[Do not refresh] Performance targets Consumer & Community Banking targets 2019 2017 2018 outlook Business Banking Net charge-off rate 0.57% 0.49% Home Lending Net charge-off / (recovery) rate1 0.03% (0.02%) Net charge-off rate 2.95% 3.10% Medium-term: Modestly higher on mix Card Services Net revenue rate 10.57% 11.27% 11.50%+/- Prior year target 11.25%+/- Auto Net charge-off rate 0.51%2 0.38% Medium-term guidance ROE 17% 28% 25%+ Total CCB Overhead ratio 56% 53% 50%+/- 1 Excludes the impact of purchased credit-impaired (“PCI”) loans and reperforming and non-performing loan sales 2 Included ~$50mm of incremental charge-offs reported in accordance with regulatory guidance related to customer bankruptcies; adjusted net charge-off rate of 0.43% 3

[Do not refresh] Continuous investment is driving strong momentum across key business drivers Key business drivers ($B, except ratios and where otherwise noted) 2018 YoY ∆ Households (mm) 61.7 1% Small businesses (mm) 4.2 5% Consumer & Active digital customers1 (mm) 49.3 5% Community Banking Active mobile customers2 (mm) 33.3 11% Average deposits $670 5% Average loans $478 2% Average deposits $527 4% Consumer Banking Deposit margin3 2.38% 41 bps Client investment assets (end of period) $282 3% Average deposits $130 7% Business Banking Average loans $24 5% Total mortgage originations $79 (19%) Home Lending Average loans $242 2% Total loans serviced (end of period) $790 (3%) Sales volume4 $692 11% Credit Card Average loans $146 4% Merchant Services Merchant processing volume $1,366 15% Loan and lease originations $32 (5%) Auto Average loan and leased assets $83 4% 1 Users of all web and/or mobile platforms who have logged in within the past 90 days 4 2 Users of all mobile platforms who have logged in within the past 90 days 3 Includes Consumer and Business Banking deposits 4 Excludes Commercial Card

[Do not refresh] Volume-driven growth and rate benefit drove strong top-line results for the year CCB revenue ($B) $1.9 $0.4 $52.1 $3.3 $46.5 2017 Volume-driven Interest rate impact¹ Other² 2018 revenue growth Note: Numbers may not sum due to rounding 1 Includes Home Lending production revenue margin compression due to increased competition in a smaller market 5 2 Reflects Sapphire Reserve acquisition costs, net of Card deal renegotiations

[Do not refresh] We improved our operating leverage while continuing to invest and grow 2017 2018 2019 Revenue $46.5B $52.1B Flat for 2020 and 2021 Expense $26.1B $27.8B ~$29B ex-auto lease growth Overhead ratio 56% 53% Headcount1 ~140K ~135K 1 Includes employees and contractors. 2017 excludes Commercial Card headcount. During 3Q18, ~1,200 employees transferred from CCB to CIB as part of the reorganization of the Commercial Card business 6

Our investments made it easier for customers to self-serve and enabled operational efficiencies and workforce transformation, which have lowered costs

Reduction in cost to serve[1] per CCB household



(~15%)
2014
2018

	2014	2018
CCB headcount[2]	~146K	~135K

CCB's overhead ratio has improved ~4ppts from 2014 – 2018, while the cost to serve efficiency ratio[1] has improved ~10ppts

Efficiency examples

Customer behavior shift	**>80%** of transactions completed through **self-service channels**[3]
Operational efficiencies	Inbound calls per household **down 3%**[4,5] Cost per call **down 7%**[4,5]
Workforce transformation	Technology / digital headcount up **2K+**[4] Operations headcount down **~7K**[4]

Going forward, expect continued headcount reductions in operations and efficiencies in technology / digital

Note: For footnoted information, refer to slide 44

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JPMorgan Chase & Co.

We have a portfolio of investments that will fuel long-term results

Increasing efficiency	■ Technology investments in 2018 are expected to generate: ■ >$1B in annual run-rate savings[1] ■ ROI[2] of >2x
Digital experience and innovation	■ Created differentiated experiences (e.g., QuickPay with Zelle®, Digital Account Opening, Credit Journey℠) for 49mm active digital customers[3], up 5% YoY ■ Pace of product launches has accelerated over the last 12 months
Marketing	■ Marketing investments in 2018 generated: ■ ~8mm new Card accounts, which are expected to drive ~$80B in spend[4] ■ 2mm+ new Consumer Banking households and ~$15B in average deposits[4]
Branch expansion	■ Opened first 10 branches in 3 expansion markets (Boston, Washington, D.C., and Philadelphia), which alone represent a ~$400B deposit opportunity ■ Regulatory approval for another 8 expansion markets, representing an additional ~$300B deposit opportunity
Regulatory and controls	■ Continue to uplift standards – cybersecurity, KYC, and data

[1] Reflects projected 2022 results for technology programs with active development in 2018
[2] Reflects five-year cumulative pretax income excluding development costs divided by development costs for expense-reducing technology programs with active development in 2018
[3] Users of all web and/or mobile platforms who have logged in within the past 90 days
[4] Reflects steady-state year 3 performance for Card and year 1 performance for Consumer Banking

8

JPMORGAN CHASE & CO.

The power of our digital platform Our digital platform is embedded in our customers’ daily lives… …creating an ecosystem that drives engagement3 Net Promoter Score4 10 points 1 49mm Active digital customers Customers are more satisfied… Monthly digital logins per customer2 All other households Digitally-engaged households Card spend per household5 8% ~2x 7% …more engaged… All other households Digitally-engaged households % with multi-LOB relationships6 …and have ~2x deeper Chase relationships All other households Digitally-engaged 2016 2017 2018 households Note: For footnoted information, refer to slide 45 9

[Do not refresh] Agenda Page 1 Overview 1 2 Consumer Banking 10 3 Home Lending 17 4 Card 27 5 Closing remarks 42 6 Notes 43

We have made significant progress against our priorities Acquire and  Grew Consumer Banking deposit & investment balances by $215B since 20141 deepen relationships  Acquired 2.5mm net new households since 20142  3 Increase 75% of new customers are mobile-active after 6 months engagement  22mm mobile-active Consumer Banking customers, up 8% since last year4  Increase Lowered the variable cost per Consumer Banking household by 14% since 20145 efficiency  Reduced teller transactions by 34% since 20146 Note: For footnoted information, refer to slide 46 10

We continue to grow our business at an industry-leading pace, winning with both new and existing customers We are growing at an industry-leading pace… …by winning with both new and existing customers Four year deposit growth1 Share of new primary bank 2014 – 2018 CAGR relationships in 2017 and 20182 9.4% Average new checking relationship #1 in deposit growth 23% balance increased 40% since 20143 since 2014 13% 7% 5.3% Industry avg. growth = 4.6% JPM BAC WFC 3.8% 3.2% increase in overall customer 4.6ppts satisfaction since 20144 Chase National Super Other banks regional 2.5ppts decrease in attrition rate since 20145 2017 – 20181 6% 2% 3% 4% Note: For footnoted information, refer to slide 47 11

Our investments in digital platforms and functionality have made it easier for customers to self-serve

#1 largest active mobile banking customer base among U.S. banks[1]

#1 fastest-growing mobile banking customer base among U.S. banks[1]

Everyday digital activities enabled by Chase

Manage your finances with the Chase app	Split a bill with friends using QuickPay with Zelle®	Deposit checks with QuickDeposit℠
21	**7.6mm**	**29%**
Mobile logins per month in 2018[2]	QuickPay with Zelle® active users in 2018[3]	Proportion of check deposit transactions through QuickDeposit℠ in 2018[4]
Up 9% since 2017	Up from 5.8mm in 2017	Up from 25% in 2017

Note: For footnoted information, refer to slide 48

12

JPMorgan Chase & Co.

Our physical network has been critical to achieving industry-leading deposit growth As we strengthen our self-service capabilities, customers are transacting at the teller line less often… …but still highly value a physical presence Average teller transactions per customer1 Convenient branch locations are the top consideration (41%) #1 driver for prospective switchers2 21mm households have used a branch in the last year3 of our deposit growth from 2014 – 2018 was driven 70% by households who frequently use branches4 2014 2018 We have maintained flexibility in our physical network Over 75% of our branches could be exited within 5 years and over 85% could be extended for more than 10 years Note: For footnoted information, refer to slide 49 13

We are innovating across our channels and throughout the customer lifecycle

Open

- Digital Account Opening reduced time to open an account to 3 – 5 minutes[1]
- Launching Digital Account Opening in the branch will enable bankers to optimize their time for advice

~1.5mm deposit accounts opened through Digital Account Opening since Feb. '18[2]

Manage

- First retail U.S. bank to send external transfers within 15 seconds via the new Real-Time Payments network[3]
- ATMs can process 74% of teller transactions[4]

10ppts growth in digital engagement since 2014[5]

Deepen

- Increasing engagement and banker productivity through new tools such as Digital Meeting Scheduler
- Deepening with CCB customers through better together products

Multi-LOB engaged households contribute 2.5x higher pretax income[6]

Note: For footnoted information, refer to slide 50

14

JPMorgan Chase & Co.

We are effectively expanding our physical network to attractive new markets Drivers of effective market expansion Delivering Chase to more of the U.S.  Attractive markets: Large, fast-growing expansion markets, including three of the top 10 markets, which alone U.S. customers in-footprint2 represent ~$400B of industry deposits1 +24ppts  Cross-LOB customers: Sizable existing customer base from other LOBs with high Chase brand affinity; Card customers have a 2.2x higher offer response rate  93% Omni-channel: Powerful combination of branch-driven new-to-bank acquisitions and digitally-driven deepening 69%  Smarter footprint: Enabled by card transaction data and new ATM capabilities 2018 2022 Applying this playbook to our existing network, we have grown our deposit share from 13% to 16% in top 10 markets while reducing our share of branches3 Note: For footnoted information, refer to slide 51 15

We are well-positioned for long-term financial success and industry outperformance  Acquire and Expand our physical footprint to cover 93% of the U.S. population by the end of 2022 (up from 69% before deepen market expansion), allowing us to reach 80mm more U.S. consumers1 relationships  Continue expanding our distribution beyond the branch through Digital Account Opening  Scale banker digital tools and resources nationally to better connect our 26mm active digital customers2 with the right people to address their unique financial needs Increase engagement  Utilize in-branch digital account opening efficiencies to further migrate banker time from process management to customer relationship building  Deploy leaner, innovative physical formats at scale across existing and expansion markets Increase  efficiency Continue to migrate transactions to lower cost channels through digital enhancements and ATMs that continue to get closer to teller parity 1 2018 U.S. population sourced from U.S. Census Bureau. Sum of population of states in which Chase currently has or will have a branch presence post market expansion 2 Consumer Bank users who were 90-day active on an online or mobile platform in December 2018 16

[Do not refresh] Agenda Page 1 Overview 1 2 Consumer Banking 10 3 Home Lending 17 4 Card 27 5 Closing remarks 42 6 Notes 43

We continue to build a high-quality, customer-focused Home Lending business

Priority	Progress
Maintain excellent origination credit quality	✓ We are taking a disciplined approach to growth ■ Strong portfolio credit quality (average FICO 756, average CLTV 57%)[1] ■ Loan balances optimized for liquidity and capital
Improve quality of servicing portfolio and de-risk the business	✓ Our portfolio de-risking positions us well through the credit cycle, and we plan to maintain credit quality at this level ■ Foreclosure inventory down to ~25K in 2018 from 93K in 2014 ■ Continued improvement in servicing portfolio delinquency rates from 6.23% in Dec.'14 to 3.56% in Dec.'18[2]
Continue to focus on delivering a great customer **experience...**	✓ Customer satisfaction continues to improve ■ Improvement in J.D. Power rank (+3 in Originations, +4 in Servicing) between 2017 and 2018[3] ■ Record high Home Lending NPS score
...while innovating to win with Chase primary bank customers	✓ We are investing in enhancements to deliver a differentiated home buying experience for Chase customers ■ Chase MyHome digital mortgage fulfillment experience for customers and simplified applications with Chase data prefill ■ Digital and instant customer verification pilot

[1] Excludes Private Bank loans and mortgage loans insured by U.S. government agencies
[2] Based on number of loans serviced. Includes foreclosures and second liens and excludes real estate owned ("REO") inventory
[3] Source: "U.S. Primary Mortgage Origination and Servicer Satisfaction Studies," J.D. Power, 2017 and 2018

17

JPMorgan Chase & Co.

[Do not refresh] The home lending industry is in a state of transition Profitability remains challenged across the industry as origination volume continues to decrease, spreads compress, and production costs rise Primary2 / Secondary3 mortgage rate spread and Mortgage origination market1 ($B) industry Retail production cost per loan ($)4 Purchase Refinance Primary / Secondary spread (%) Industry Retail production cost per loan ($) 1.10% $9,000 $2,065 $1,810 $8,500 $1,735 1.05% $1,630 $8,000 $1,028 $666 $1,300 1.00% $811 $489 $7,500 $517 $7,000 0.95% $6,500 $1,144 $1,141 $924 $1,037 0.90% $783 $6,000 0.85% $5,500 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Note: Numbers may not sum due to rounding Note: For footnoted information, refer to slide 52 18

[Do not refresh] We are being intentional in our positioning across production, servicing, and our portfolio Key business drivers ($B, except ratios where otherwise noted) 2017 2018 YoY Δ Total mortgage origination volume $98 $79 (19%) Home Lending Consumer origination volume $40 $38 (5%) Production Correspondent origination volume $57 $41 (28%) Total market mortgage origination volume1 $1,810 $1,630 (10%) Home Lending Total loans serviced (end of period) $816 $790 (3%) Servicing Foreclosure units (K, end of period) 35 25 (29%) 30+ delinquency rate2 4.97% 3.56% (28%) Home Lending loans (average) $237 $242 2% Home Lending Home Lending core loans (average) $170 $188 11% Loans Home Lending net charge-off / (recovery) rate3 0.03% (0.02%) (5) bps Note: Numbers may not sum due to rounding 1 Source: Inside Mortgage Finance ("IMF") 2 Based on number of loans serviced. Includes foreclosures and second liens and excludes REO inventory 3 Excludes the impact of PCI loans and reperforming and non-performing loan sales 19

[Do not refresh] We have successfully rebalanced our loan portfolio Home Lending average loan balances ($B) 2014 – 2018 CAGR Core Non-core $232 $242 Total: +7% Non-core1: $53  We have recalibrated our $183 (17%) $81 portfolio from ~40% to ~80% core between 2014 and 2018 $114  We will continue to manage our $188 Core2: +29% core and non-core loan balances $151 to optimize liquidity and capital efficiency $69 2014 2016 2018 % of originations 33% 49% 44% retained3 Note: Numbers may not sum due to rounding 1 Non-core loans include runoff portfolios, which are predominantly discontinued products no longer originated and PCI loans 2 Core loans primarily include loans held in Real Estate Portfolios, as well as loans residing in Home Lending Production and Home Lending Servicing, which are predominantly prime mortgage loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies 20 3 Excludes Home Equity and Private Bank loans

[Do not refresh] Portfolio credit quality continues to improve and is extremely strong… % of Home Lending portfolio with FICO < 700 Home Lending1 30+ delinquency rate Home Lending net charge-off / (recovery) rate2 and CLTV > 80%3 3.0% (52) bps (~90%) 0.50% 2.0% Reflects the impact of Hurricanes Irma and Harvey 1.0% 0.23% 0.11% 0.03% FY18 0.0% 4Q14 4Q15 4Q16 4Q17 4Q18 FY14 FY15 FY16 FY17 (0.02%) 2014 2018 1 Excludes PCI loans and mortgage loans insured by U.S. government agencies that are 30 or more days past due. These amounts have been excluded based upon the government guarantee 2 Excludes the impact of PCI loans and reperforming and non-performing loan sales 3 Excludes Private Bank, PCI, and mortgage loans insured by U.S. government agencies 21

[Do not refresh] …and we continue to de-risk our servicing business, which will protect us in a downturn 30+ delinquency rate2 for Chase 2014 – 2018 Chase servicing book activity servicing book vs. industry3 (%) Servicing cost per unit ($)4 3 “Coming In” Dec. 2014 through Dec. 2018 Industry Chase (24) bps Units 30+ delinquency rate1 (~30%) New originations ~1.3mm 0.71% (72) bps 6.50% Acquired servicing ~250K 1.77% 6.26% Total “in flows” ~1.6mm 0.88% 4.75% 4.03% “Going Out” Dec. 2014 through Dec. 2018 Units 30+ delinquency rate1 Run-off ~3.2mm 7.19% Sales ~600K 29.03% Total “out flows” ~3.9mm 10.65% December 2014 September 2018 FY14 FY18 Note: Numbers may not sum due to rounding Note: For footnoted information, refer to slide 53 22

[Do not refresh] Despite a challenging market, we are committed to delivering for our customers % of Chase mortgage customers who subsequently Of existing Chase deposit customers Home Lending Net Promoter Score1 opened other products2, by mortgage satisfaction level3 who opened a mortgage: All other 4 ~2x Top 2 box 2.3x ~80% Top 2 box4 with 3.2x ~35% ~2x 2.1x Lower deposit Higher investment attrition rate growth rate 2014 2018 Checking Savings Investment accounts accounts accounts 1 Net Promoter Score = % promoters minus % detractors. Survey started in August 2012. Survey methodology changed in 3Q14 2 Product penetration is defined as the % of new-to-Chase mortgage customers who opened a particular account within 12 months of origination 3 Customer satisfaction based on internal JPMorgan Chase methodology using a 10-point scale 4 Top 2 box represents “very satisfied” 23

We are deepening relationships with our core Home Lending customers, and building on our existing momentum…

We are focused on deepening relationships with our core Home Lending customers through targeted objectives to meet their unique needs

	Households	New origination capture rate[3]
Chase households with an existing Chase mortgage	~4mm	~20%
Chase primary bank households[1] with a non-Chase mortgage	~6mm	~10%
Chase primary bank households[1] who are potential first-time home buyers	~3mm[2]	~10%

Growth to-date with our primary bank customers has been strong

Chase purchase mortgage originations volume by Chase primary bank households[1] ($B)



~30%
2016
2017
2018

~3x the growth rate of purchase market[4] from 2016 to 2018

These core Home Lending customers represent a significant financial opportunity for Chase

Note: For footnoted information, refer to slide 54

24

JPMORGAN CHASE & CO.

[Do not refresh] …by simplifying the digital mortgage process and providing differentiated experiences for Chase customers … and have a foundation of differentiated solutions We offer a digitally-enabled fulfillment process through Chase MyHome1 … to deliver to Chase customers Transparent Customers can keep track of ✓ Prefilled applications action items and deadlines to streamline the home loan process ✓ ~40% of funded applications used Chase MyHome in 4Q18 Connected ✓ Automatic verification Customers can use phone to take pictures of documents and of income and employment upload to Chase MyHome ✓ >20% faster cycle time2 ✓ Personalized pre-approved Convenient Home Lending offers Customers can e-sign ✓ Customer satisfaction at record documents highs ✓ On-time closing guarantee for home purchase loans Example of prefilled application using Chase customer data These solutions will allow us to improve customer experiences and reduce costs 1 Launch completed in 3Q18 25 2 2018 average for Consumer purchase and refinance as compared to paper

[Do not refresh] We continue to build a high-quality, customer-focused Home Lending business Maintain excellent origination ✓ credit quality We are taking a disciplined approach to growth Improve quality of servicing Our portfolio de-risking positions us well through the credit cycle, and we plan to maintain credit portfolio and de-risk the ✓ business quality at this level Continue to focus on delivering ✓ Customer satisfaction continues to improve a great customer experience… …while innovating to win with We are investing in enhancements to deliver a differentiated home buying experience for Chase ✓ Chase primary bank customers customers 26

[Do not refresh] Agenda Page 1 Overview 1 2 Consumer Banking 10 3 Home Lending 17 4 Card 27 5 Closing remarks 42 6 Notes 43

[Do not refresh] We are executing on a clear strategy Build scale with great products Invest in Deliver and marketing product valuable launches and customer- partner centric Engage our customers to drive renewals High offerings quality profitability and lower attrition growth Deepen relationships across the franchise Increase multi-product relationships Deepen 27

[Do not refresh] Scale Our sustained investment in products and customer acquisition has created tremendous scale We launched several compelling, new products… We are operating from a position of strength in credit card spend (22% share)2 and #1 outstandings (17% share)3 Freedom Unlimited ® Sapphire Reserve ® Ink Business (2016) (2016) Unlimited ® (2018) 1 …and renewed and refreshed our #1 cobrand portfolio ~40mm active credit card accounts4 ® 5 Amazon Prime Hyatt ® new accounts in 2018 (2017) (2018) ~8mm Avios ® (2018) ~9B credit card transactions in 2018 IHG ® Rewards Marriott ® Southwest ® United ® Club (2018) (2018) (2018) (2018) Note: For footnoted information, refer to slide 55 28

[Do not refresh] Scale This scale enables strong top-line account, sales, outstandings, and revenue growth Active accounts Sales volume1 EOP outstandings Revenue 6% CAGR 2% CAGR 10% CAGR 5% CAGR 2014 2018 2014 2018 2014 2018 2014 2018 Select examples of growth drivers New products and Investment in Proactive line Pricing for value cobrand renewals Ultimate Rewards® management Efficient marketing Digital and engagement Advanced analytics Annual fee products and retention enhancements 1 Excludes Commercial Card 29

[Do not refresh] Scale Importantly, our scale has also created cost efficiencies Increased operating leverage Improved operating efficiency Overhead ratio Contact cost per statement1 (1ppt) (1ppt) (10%) 2014 2018 2019E 2014 2018 Improved marketing efficiency Reduced fraud losses Credit card sales generated per dollar spent on Fraud losses as a % of sales3 acquisition marketing2 (29%) 8% 2014 2018 2014 2018 Note: For footnoted information, refer to slide 56 30

[Do not refresh] Engage Our experience has shown the value of engaging our large customer base Ultimate Rewards® redeemers have higher sales and revenue, with lower attrition1,2 Annual sales Annual revenue 12-month attrition 4.0x 4.2x 2.0x 1.4x 2.2x 1.6x None One Multiple None One Multiple None One Multiple Multi-redeemers have Multi-redeemers generate Non-redeemers are >4x 2x 4x the spend of non-redeemers the revenue of non-redeemers more likely to close within one year 1 Defined as customers who have redeemed points through the Ultimate Rewards® portal. Non-redeemers have redeemed 0 times, single-redeemers 1 time, and multi-redeemers 2+ times in the 2-year period from Jan. '15 to Dec. '17 2 Reflects FY18 for sales and revenue; as of Dec. ’18 for attrition 31

[Do not refresh] Engage We have three fundamental levers to drive engagement Engagement Innovative products Loyalty Experiences Bringing best-in-class products Moving beyond points to strengthen Building everyday customer experiences to our customers customer loyalty Scale 32

[Do not refresh] Engage My Chase PlanSM will make borrowing easier for our customers For planned purchases with a payment plan at a reasonable cost Opportunity: outstandings held off-us ~$250B by existing customers1 1 Total outstanding balances on non-Chase cards by existing Chase consumer card customers; as of December 2018 33

[Do not refresh] Engage My Chase LoanSM will enable our customers to better use their existing line to borrow For larger purchases, including non-cardable spend, with equal payments at a competitive rate Opportunity: outstandings held off-us ~$250B by existing customers1 1 Total outstanding balances on non-Chase cards by existing Chase consumer card customers; as of December 2018 34

[Do not refresh] Engage Chase Offers SM has seen tremendous engagement in the first few months Chase OffersSM Providing both customers and merchants with real value 1 Chase connects customers 2 Customers love getting money to merchants who deliver in their pocket and continue to real value through Offers frequently engage Chase OffersSM 4 Merchants provide more value, 3 Merchants benefit from causing more customers to increased engagement engage Rapidly scaled with ~7mm cards activating 25mm+ Chase OffersSM in the 3 months since launch Note: Simulated screen 35

[Do not refresh] Engage Credit JourneySM drives repeat customer engagement and familiarity with Chase for prospects Credit Journey SM will deliver value for our customers and returns for the franchise Access to your credit score View historical scores and see Receive tailored pre-approved offers and identity protection factors impacting your score for the full suite of Chase products Over 15mm customers and non-customers enrolled Note: Simulated screens. Illustrative offers 36

[Do not refresh] Engage Tap to pay makes using your Chase card faster and simpler Chase customers can “tap to pay” using contactless cards Tap to pay has already experienced meaningful adoption Customer adoption of tap to pay vs. digital wallet1 2.4x Digital wallet Tap to pay Tap to pay already exceeding digital wallet penetration for customers who have contactless cards Note: The Contactless Symbol and Contactless Indicator are trademarks owned by and used with the permission of EMVCo, LLC 1 Reflects percentage of Chase consumer card customers who used POS contactless functionality / digital wallets from Jan. 14, 2019 – Feb. 12, 2019, out of all customers who were shipped a contactless card before Jan. 13, 2019 37

Deepen

Engagement improves our ability to deepen relationships across Chase

Likelihood to adopt a second product[1]:


Spend engagement[2]
~1.5x
Low engaged
High engaged
Mobile activity[3]
~2x
Mobile inactive
Mobile active
Credit Journey[SM] enrollment[4]
~2x
Not enrolled in Credit Journey
Enrolled in Credit Journey

Card households that adopt a non-***card Chase product are...***

More profitable

2.6x

more in pretax income[5]

More satisfied

4pts

higher NPS[6]

...than Card-only households

Note: For footnoted information, refer to slide 57

38

JPMORGAN CHASE & CO.

[Do not refresh] Deepen Deepened relationships give us unique risk management advantages Critical components of disciplined underwriting… …drive better risk decisions Approval rate1 Detection Improved monitoring ~2.5x leveraging expanded data sources Non-card Chase No deposit relationship Deposit relationship Decision relationships Methodical management Data from existing deposit routine and rigor relationships creates a competitive advantage for Card NCO rate2 risk management Execution ~(30%) Improved reaction time and collection Continually improving early warning systems warning early improving Continually capabilities No deposit relationship Deposit relationship 1 Full-year 2018. Card approval rate for customers <700 credit score (based on internal JPMorgan Chase score with default rate odds aligned to FICO) 2 As of December 2018; Year 3 NCO rate for Freedom and Slate card customers 39

[Do not refresh] We are prepared for any economic scenario with strong risk management capabilities New risk monitoring capabilities enable surgical pullbacks… …which improved portfolio NCOs with limited impact to growth Data for the Net charge-offs (%) 1 Portfolio Portfolio without pullback example customer Jane 3.15% 2007 Today 3.10% Internal risk scores ✓ ✓ 3.05% Off-us data Point-in-time Trends 3.00% On-us data trends 2.95% (e.g., DDA information) ✓ 2.90% Conservative balance ✓ 2.85% transfer product design 2.80% Geographic 2.75% segmentation ✓ ✓ 2.70% Customer ‘balance 2.65% sheet’ ✓ 2.60% (e.g., debt servicing abilities) 2016 2017 2018 1 Based on JPMorgan Chase internal analysis 40

[Do not refresh] Our clear strategy, risk management, and franchise differentiators will ensure high quality growth We have a clear strategy to scale, engage, and deepen… … and all the ingredients for sustainable success  Unmatched scale and distribution  Proprietary rewards platform  Invest in Deliver Full set of banking products product valuable  launches and customer- Strong brand across premium and mass partner centric High  renewals quality offerings Best-in-class cobrand partners growth  Largest network acceptance Increase multi-product relationships Deepen 41

[Do not refresh] Agenda Page 1 Overview 1 2 Consumer Banking 10 3 Home Lending 17 4 Card 27 5 Closing remarks 42 6 Notes 43

[Do not refresh] We remain focused on executing against our strategy  Drive engagement by introducing innovative lending products, strengthening customer loyalty and Deliver One Chase experiences to creating everyday customer experiences grow from a position of strength  Expand branch network to 15 – 20 new markets, allowing us to reach 80mm more U.S. consumers  Scale digital tools and resources to better meet our customers’ financial needs Create interoperability between physical and digital channels  Integrate digital platform with branch network to win with our primary bank customers  Manage expenses while Continue to migrate transactions to lower cost channels and drive operational efficiencies continuing to invest in the future  Deploy a smarter, leaner branch footprint across existing and expansion markets  Take a disciplined approach to growth to remain well positioned through the cycle Operate an effective and efficient risk and control environment  Continuously monitor our credit portfolios We will continue to invest in order to deliver the power of One Chase to our customers 42

[Do not refresh] Agenda Page 1 Overview 1 2 Consumer Banking 10 3 Home Lending 17 4 Card 27 5 Closing remarks 42 6 Notes 43

[Do not refresh] Notes on slide 2 – We have made significant progress against our commitments 1. Source: FDIC 2018 Summary of Deposits survey per S&P Global Market Intelligence. Excludes non-retail branch locations and all branches with $500mm+ in deposits within the last two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC 2. Based on 2018 sales volume and loans outstanding disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and JPMorgan Chase estimates for AXP’s U.S. small business sales. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail Cards 3. As of February 2019 43

[Do not refresh] Notes on slide 7 – Our investments made it easier for customers to self-serve and enabled operational efficiencies and workforce transformation, which have lowered costs 1. Cost to serve defined as total CCB expense less investments, auto lease depreciation, legal losses, and FDIC surcharge. Cost to serve efficiency ratio reflects cost to serve expense divided by revenue net of auto lease income 2. Includes employees and contractors. 2014 excludes Commercial Card headcount. During 3Q18, ~1,200 employees transferred from CCB to CIB as part of the reorganization of the Commercial Card business 3. Reflects transactions within Consumer Banking in 2018 4. Reflects changes from 2014 to 2018 5. Includes calls from Consumer Banking, Credit Card, and Auto customers 44

Notes on slide 9 – The power of our digital platform 1. Users of all web and/or mobile platforms who have logged in within the past 90 days 2. Reflects 90-day digital logins among 90-day active users divided by three to estimate average monthly logins. Data reflects December 2016, December 2017, and December 2018 for all CCB 3. Reflects Consumer Banking. Consumer Banking household channel segments are defined based on the tenure of the household as of the respective time period. For households with tenure of greater than 12 months, we use the following thresholds calculated over a year: Digitally-centric – <=4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year; Multi-channel – >4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year; Branch-centric – >4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year; Other – <=4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year. For households that are less than 12 months on book, we reduce the thresholds by 75% and track the household activity over a three-month time period. Digitally- engaged households includes Digitally-centric households and Multi-channel households. All other households includes Branch-centric households and Other households 4. Net Promoter Score = % promoters minus % detractors. Based on Net Promoter Score data collected from January through December 2018 5. Includes Consumer Banking households that had at least one credit transaction or one debit transaction in 2018. Normalized for number of customers per household 6. Multi-LOB relationship defined as 2 or more products across lines of business 45

Notes on slide 10 – We have made significant progress against our priorities 1. Represents average deposits and end of period investment balances 2. Includes Consumer Banking households 3. Represents Consumer Banking customers that are 90-day mobile-active six months after account opening. Includes Consumer Banking customers whose first product was a checking account opened between July 2017 and June 2018 4. Consumer Banking 90-day mobile-active users in December 2018 compared to December 2017 5. Decrease in the annual variable cost per Consumer Banking household from 2014 to 2018. Includes variable teller transaction cost (includes cost of teller FTE), cost of other transactions, variable account servicing cost, and variable risk and compliance cost 6. All teller transactions in Chase branches 46

Notes on slide 11 – We continue to grow our business at an industry-leading pace, winning with both new and existing customers 1. #1 in absolute deposit dollar balance growth from 2014 to 2018. Source: FDIC 2018 Summary of Deposits survey per S&P Global Market Intelligence. Excludes non-retail branch locations and all branches with $500mm+ in deposits within the last two years for 2017 to 2018 comparison and the last 10 years for the 2014 to 2018 comparison (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC; National banks (BAC, WFC, C, USB, PNC, TD, and COF) include institutions with over $200B in total deposits as reported by the FDIC (excluding non-retail locations), Super Regional banks include remaining institutions in the top 50 based on total deposits as reported by the FDIC (excluding non-retail locations) 2. Kantar TNS (“TNS”) Retail Banking Monitor. Based on Chase footprint (28,728 surveys in 2018 and 2017). Calculations derived from the following questions (answered by 1,383 customers in 2018 and 2017): “Which is your primary bank?" and “In what year did [selected bank] become your primary bank?“ Data is weighted by TNS to ensure the survey is representative of the U.S. population 3. Represents Consumer Banking households six months after account opening. Includes Consumer Banking households whose first product was a checking account opened between July 2017 and June 2018. Balances refer to checking deposit balances for new households 4. Consumer Banking overall satisfaction (“OSAT”) metric. Branch OSAT is based on over 600,000 customer surveys conducted after a visit to a Chase branch each year. Customers rate their visit on a 1-10 scale. OSAT score is calculated by the proportion of 9 and 10 scores 5. Attrition rates are based on Consumer Banking households with deposit products and include households that closed all their deposit products with Chase. Attrition rate calculated by taking an average of the annualized monthly rates for the 12 months of each year 47

Notes on slide 12 – Our investments in digital platforms and functionality have made it easier for customers to self-serve 1. Based on 4Q18 peer disclosure for JPM's Consumer & Community Banking, BAC's Consumer Banking, WFC's Community Banking and Citi’s North America GCB segments. #1 growth in terms of incremental number of mobile users from 2017 to 2018 2. Mobile logins per month reflect 90-day logins among 90-day active users divided by three to estimate average monthly logins. Data reflects December 2017 and December 2018. Consumer Banking customers only 3. Reflects 90-day active users in December 2018 and December 2017. Consumer Banking customers only 4. Total check deposit transactions through QuickDeposit as a proportion of total check deposit transactions in 2018 and 2017. Includes deposit transactions that combine cash and check. Based on number of transactions, not number of checks. Consumer Banking customers only 48

Notes on slide 13 – Our physical network has been critical to achieving industry-leading deposit growth 1. Average teller transactions among all Consumer Banking customers. Represents 4Q14 and 4Q18 2. Novantas Customer Knowledge, 2018 U.S. Shopper Study. Prospective switchers (N=4,866). Convenient branch locations ranked top among “Reasons for Future Consideration” 3. Consumer Banking households who visited a branch at least once in 2018 4. Deposit growth from 4Q14 to 4Q18. Includes multi-channel and branch-centric channel segments. Consumer Banking household channel segments are defined based on the tenure of the household as of the respective time period. For households with tenure of greater than 12 months, we use the following thresholds calculated over a year: Digitally-centric – <=4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year; Multi-channel – >4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year; Branch-centric – >4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year; Other – <=4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year. For households that are less than 12 months on book, we reduce the thresholds by 75% and track the household activity over a three-month time period 49

Notes on slide 14 – We are innovating across our channels and throughout the customer lifecycle 1. Median existing customer opened account via Digital Account Opening (“DAO”) in ~3 minutes. Median new-to-bank customer opened account via DAO in ~5 minutes. Does not include time to open an account via in-branch DAO 2. As of February 2019 3. When customers initiate an external transfer to a Real-Time Payments (RTP) network enabled bank, they have the option to use RTP, which settles within 15 seconds 4. Proportion of 4Q18 teller transactions that were eligible to be completed at an ATM 5. Includes multi-channel and digitally-centric channel segments; Consumer Banking customer channel segments are defined based on the tenure of the customer as of the respective time period. For customers with tenure of greater than 12 months, we use the following thresholds calculated over a year: Digitally-centric – <=4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year; Multi-channel – >4 branch visits and 12+ digital transactions or 100+ digital log-ins or 24+ external ACH transactions per year; Branch- centric – >4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year; Other – <=4 branch visits and <12 digital transactions and <100 digital log-ins and <24 external ACH transactions per year. For customers that are less than 12 months on book, we reduce the thresholds by 75% and track the customer activity over a three- month time period 6. Analysis shows difference in full year pretax income, Jan. – Dec. 2018, for households that are engaged with 2 or more products across lines of business vs. Consumer Banking-only engaged households 50

Notes on slide 15 – We are effectively expanding our physical network to attractive new markets 1. FDIC 2018 Summary of Deposits survey per S&P Global Market Intelligence. Excludes non-retail branch locations and all branches with $500mm+ in deposits within the last two years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC 2. 2018 U.S. population sourced from U.S. Census Bureau. Sum of population of states in which Chase currently has or will have a branch presence post market expansion 3. Reflects 2014-2018 growth in the top 10 deposit markets as of 2018. Source: FDIC 2018 Summary of Deposits survey per S&P Global Market Intelligence. Excludes non-retail branch locations and all branches with $500mm+ in deposits within the last 10 years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC 51

[Do not refresh] Notes on slide 18 – The home lending industry is in a state of transition 1. Source: Inside Mortgage Finance (“IMF”) 2. Source: Freddie Mac Primary Mortgage Market Survey (“PMMS”). Represents 30-year fixed rate 3. Source: JPMorgan Chase Securitized Products Group (“SPG”) Research. Represents Fannie Mae 30-yr current coupon rate 4. Source: Reflects weighted average Retail expense for Large Banks peer group as defined by the Mortgage Bankers Association (MBA) and STRATMOR Peer Group Roundtables (PGR) program. 2018 reflects first half annualized 52

[Do not refresh] Notes on slide 22 – …and we continue to de-risk our servicing business, which will protect us in a downturn 1. 30+ delinquency rate for total "in flows" as of December 2018. Total "out flows" at time of transfer 2. Source: IMF. Includes all loans past due and in foreclosure 3. Industry defined as Large Servicer Delinquency Index reported by IMF 4. Driven by mix 53

[Do not refresh] Notes on slide 24 – We are deepening relationships with our core Home Lending customers, and building on our existing momentum… 1. Primary relationship based on internal JPMorgan Chase definition 2. Based on JPMorgan Chase internal analysis 3. Represents Chase’s percentage share of targeted customers who originated a purchase or refinance mortgage between January 2018 and November 2018. Calculation based on JPMorgan Chase internal data and CoreLogic data 4. Source: IMF 54

[Do not refresh] Notes on slide 28 – Our sustained investment in products and customer acquisition has created tremendous scale 1. “Credit Card Market: Cobrand Market Share by Issuer,” Phoenix, October 2018. For 1H18, based on number of accounts, total spend, and revolving balance dollars 2. Represents 2018 share of general purpose credit card ("GPCC") spend, which excludes private label and Commercial Card. Based on company filings and JPMorgan Chase estimates 3. Represents 2018 share of loans outstandings, which excludes private label, AXP Charge Card, and Citi Retail Cards. Based on company filings and JPMorgan Chase estimates 4. Average number of active credit card accounts per month in 2018. Active defined as those that have at least one credit card sales transaction in respective month 5. Excludes Commercial Card 55

[Do not refresh] Notes on slide 30 – Importantly, our scale has also created cost efficiencies 1. Reflects customer service expense per statement 2. Reflects year 3 sales on domestic acquisitions. Acquisition marketing excludes media 3. Fraud losses exclude disputes 56

[Do not refresh] Notes on slide 38 – Engagement improves our ability to deepen relationships across Chase 1. Analysis shows difference in percentage of in-footprint, Chase consumer card-only customers, who opened a deposit relationship after 18 months, as of June 2017 2. Low-spend engagement is defined as annual spend <$5K and spend share of wallet <25% across 12 months prior to June 2017; high-spend engagement is defined as annual spend >$30K and spend share of wallet >75% across 12 months prior to June 2017 3. Defined as at least one mobile sign-on in June 2017 4. Defined as enrolled in Credit Journey in or before June 2017 5. Analysis shows difference in full year average pretax income, Jan. – Dec. 2018, for households that are engaged with 2 or more products across lines of business vs. Card-only, engaged households 6. Analysis shows difference in NPS, based on Jan. – Dec. 2018 responses, for households that are engaged with 2 or more products across lines of business vs. Card-only, engaged households 57

February 26, 2019

AWM delivers superior client outcomes and consistent financial performance A Consistent through-the-cycle B Client-centric C Next-generation growth  Leading long-term investment performance  Fiduciary for institutions, advisors, and  Digital everything individuals for nearly 200 years  Increasing revenue and pre-tax income  Branch + Advisor = Power of JPMC while investing in our future  Deep expertise across all asset classes  leads to superior client outcomes Global footprint expansion  Reliable growth engine with strong ROE  Obsess about the client journey Never stop investing in the business Positive asset flows every year Continuous investments 95% retention rate for top talent1 for over a decade in talent + technology Note: For footnoted information, refer to slide 16 1

A Consistent: Reliable growth engine with strong ROE Record Revenue ($B)1 Pretax income ($B) Client assets (EOP, $T) 5-yr 5-yr 5-yr 2013 2014 2015 2016 2017 2018 CAGR 2013 2014 2015 2016 2017 2018 CAGR 2013 2014 2015 2016 2017 2018 CAGR $2.8 $14.1 $3.7 $2.7 $13.8 3.1% $3.6 2.0% 3.1% $2.3 AUS + AUM $3.3 $1.6 $1.5 LT AUM 5.0% $12.1 $1.2 Pretax margin ROE Loans (Avg.) Deposits (Avg.) LT AUM flows 2018 26% 31% $139B $137B $25B Note: For footnoted information, refer to slide 16 2

A Consistent: Diversified revenue growth Revenue ($B)1 +$2.0 +$0.9 $(0.6) $(0.5) +$0.9 $14.1 +$1.3 $12.1 2013 Banking Markets Flows Pricing & other Simplification 2018 Numbers may not tie due to rounding Note: For footnoted information, refer to slide 16 3

A Consistent: Simplify for growth Expense ($B)1 +$1.7 +$0.7 $(0.8) +$1.0 $10.4 +$0.8 $8.7 2013 Enterprise / Revenue / Growth initiatives Simplification 2018 controls spend performance-driven Numbers may not tie due to rounding Note: For footnoted information, refer to slide 16 4

A Consistent: Simplify for growth Key initiative metrics over past two years +125 +17 +464 +276 New products: funds launched1 Front office locations opened New hires into high-growth Modernized apps launched business segments +40 +12 +361 +143 +25 +133 +22 +18 Growth +10 +10 +3 +66 +2 +37 0 Equity FI Sol. Alts Beta Liq. US LatAm EMEA Asia Distribution Product Digital & Platform Cloud for / Advisors / Other Big Data modernization migration 0 -5 -3 0 -11 -2 -2 -4 -42 -227 Simplify -217 -79 -240 -89 -13 -229 -21 -457 -227 Funds merged / closed1 Front office locations closed Reductions in low-growth business Legacy apps decommissioned segments Note: For footnoted information, refer to slide 16 5

A Consistent: Actively reducing costs for our clients What we’ve done Example Savings for clients $350 million Largest equity JPMC Fees1 per year fund fees 20% $200 million External trading Equity bps commissions per trade per year 46% Large cap Third-party fund fees $75 million beta fees per year 50% Note: For footnoted information, refer to slide 16 6

A Consistent: Leading long-term investment performance 2018 % of JPMAM long-term mutual fund AUM over peer median (net of fees)1 >74% 50-74% 25-49% 0-24% 1-year 3-year 5-year 10-year Total 73% JPMAM 68% 73% 85% 83% Equity 65% 7474%% 85% 93% 65% Fixed 78% Income 78% 71% 78% 59% 78% Multi-Asset Solutions & 71% 92% 85% Alternatives 62% Note: For footnoted information, refer to slide 16 7

A Consistent: Diversification drives flows 5Y Total Client Asset Flows ($B) Publically-traded peers only 123 127 100 97 89 82 #1 BLK2 $1,037 71 50 JPMC Total Client Asset 36 Flows ($B)1 28 3 Legend #2 JPMC $443 ≥$0 <$0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Fixed Income Equity CWM4 flows Multi-Asset N/A #3 GS $417 AUM Alternatives preliminary Asset Class / Liquidity Product Brokerage Custody AUS Assets = AUS AUM + Deposits #4 MS5 $347 Wealth Mgmt. Channel Retail Assets Institutional US 6 LatAm #5 UBS $282 Region EMEA Assets Asia Numbers may not tie due to rounding Note: For footnoted information, refer to slide 17 8

Legend JPM CAGR B Client-centric: Alpha engines drive growth Industry CAGR Core JPMAM Solutions AUM1 5Y % over peer median2 AUM 4% 4% EM & Asia 81% JPMAM Pacific Equity Core Solutions International 61% 16% Funds 85% 12%3 U.S. 96% 2013 2018 AUM1 5Y % over peer median2 SmartRetirement 5% 5% Unconstrained 86% JPMAM Munis 2% Fixed EMD 49% Income Insurance 78% Funds HY 85% U.S. / Global 85% Broad Markets 2013 2018 2013 2018 9 Note: For footnoted information, refer to slide 17

B Client-centric: Successfully innovating across our platform Hedged Equity Fund JPST: Ultra-Short Income ETF 5Y annualized return: 3rd percentile1 8.5% 2.2%  2.1% 1.9% 5.8% Morningstar rating2 1.7% 1.7% 1Y Net 1.6% 1.5% Return: 2.1% 6th #1 in 2018 Flows 6 Morningstar category rank3 percentile Category Fund S&P 500 Average Total Return Annualized Std. Dev. (%)4 6.9 6.0 10.9 Infrastructure JPST Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 AUM -0.02% -0.02% -0.09% -0.16% -0.13% 1Y Max JPMAM: 6 22% CAGR Drawdown -0.50% Industry: 14% CAGR5 -0.70% 2013 2018 Note: For footnoted information, refer to slide 18 10

B Client-centric: Advising individuals on both sides of their balance sheet Deposits Credit WM year-end spot balance ($B) WM year-end spot balance ($B) 1 Net inflow from new clients Jumbo mortgages +9% Loans (ex-mortgages) CAGR 148 131 118 18% 111 CAGR 162 104 156 95 147 146 138 ~$50B Cumulative net inflows 6% from new clients CAGR ~$70B Cumulative non-op deposits and migration 2013 2014 2015 2016 2017 2018 to other AUS Net charge-offs (%) Jumbo mortgages1 Loans (ex-mortgages) 0.50% 0.25% 0.06% 0.01% 0.02% 0.00% 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 Note: For footnoted information, refer to slide 18 11

Next-generation growth: Digital everything

Digital tools for different client needs

Advisors

Digital Portfolio Insights

Digital Portfolio Insights helps advisors build stronger portfolios through sophisticated analytics and customized insights



Powered by J.P. Morgan Spectrum



Customized insights & analytics

~5,000

Financial Advisors using Digital Portfolio Insights since Summer 2018 launch

Institutions

Global Cash Portal

Global Cash Portal enables institutions to centrally manage and execute liquidity investments online



Analytics for stronger portfolio construction



Seamless, digital execution capabilities

~$700 million

Average daily trade volume

Individuals

You Invest

You Invest by J.P. Morgan is an easy, smart and low cost way to invest online



Access investments through Chase mobile app



Easy-to-navigate desktop home page

89%

of clients are first-time investors with Chase

12

JPMorgan Chase & Co.

C Next-generation growth: Integrating our human expertise with distinctive digital offerings 2013 Expanding our offering… 2018 …across the spectrum UHNW Affluent / HNW Aspiring Affluent Branch Network Upper Mass Mass Underbanked College AWM Expertise Chase Digital Platform 13

Ⓒ Next-generation growth: Global footprint expansion

Capturing the full U.S. Wealth Management opportunity[1]


UHNW
$10mm+ liquid net worth
$4T
wallet
~8% share
HNW
$3-10mm+ liquid net worth
$10T
wallet
~1% share
Mass Affluent
$0.5-3mm+ liquid net worth
$20T
wallet
~4% share

Growing our Wealth Management Advisors


Global Wealth Management
Chase Wealth Management
+6%
CAGR
~5,500
Advisors
~6,500
Advisors
2016
2017
2018
2019F

Note: For footnoted information, refer to slide 18

14

JPMORGAN CHASE & CO.

How we measure against our targets LT AUM Revenue Pretax income Pretax Flows growth growth margin ROE Medium-term targets (+/-) 4% 5% 10% 30% 25%+ 2016 – 2018 2 – 5% (1) – 8% 1 – 10% 26 – 28% 24 – 31% Results range Target met?      15

Agenda Page 1 Notes 16

Notes on slides 1-7 Slide 1 – AWM delivers superior client outcomes and consistent financial performance 1. Employees identified as top talent by senior executives Slide 2 – Consistent: Reliable growth engine with strong ROE 1. Historical revenue revised as a result of the adoption of the new accounting guidance for revenue recognition, effective January 1, 2018 Slide 3 – Consistent: Diversified revenue growth 1. Historical revenue revised as a result of the adoption of the new accounting guidance for revenue recognition, effective January 1, 2018 Slide 4 – Consistent: Simplify for growth 1. Historical expense revised as a result of the adoption of the new accounting guidance for revenue recognition, effective January 1, 2018 Slide 5 – Consistent: Simplify for growth 1. Fund activity across pooled vehicles. Excludes Brazil-domiciled fund activity and activity where funds were transferred to third-party managers Slide 6 – Consistent: Actively reducing costs for our clients 1. Inclusive of reductions across Asset & Wealth Management and Chase Wealth Management Slide 7 – Consistent: Leading long-term investment performance 1. The “% of 2018 JPMAM long-term mutual fund AUM over peer median” analysis represents the proportion of assets in mutual funds that are ranked above their respective peer category median on 1, 3, 5, and 10 year basis as of December 31, 2018. All quartile rankings, the assigned peer categories and the asset values used to derive this analysis are sourced from Lipper for the U.S. and Taiwan domiciled funds; Morningstar for the U.K., Luxembourg and Hong Kong domiciled funds; Nomura for Japan domiciled funds and FundDoctor for South Korea domiciled funds. Includes only Asset Management retail open-ended mutual funds that are ranked by the aforementioned sources. Excludes money market funds, Undiscovered Managers Fund, and Brazil domiciled funds. Quartile rankings are done on the net-of-fee absolute return of each fund. The data providers redenominate the asset values into U.S. dollars. This % of AUM is based on fund performance and associated peer rankings at the share class level for U.S. domiciled funds, at a “primary share class” level to represent the quartile ranking of the U.K., Luxembourg and Hong Kong funds and at the fund level for all other funds. The “primary share class”, as defined by Morningstar, denotes the share class recommended as being the best proxy for the portfolio and in most cases will be the most retail version (based upon annual management charge, minimum investment, currency and other factors). Where peer group rankings given for a fund are in more than one “primary share class” territory both rankings are included to reflect local market competitiveness (applies to “Offshore Territories” and “HK SFC Authorized” funds only). The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future results. The classifications in terms of product categories shown are J.P. Morgan’s own 16

Notes on slides 8-9 Slide 8 – Consistent: Diversification drives flows 1. Includes Asset & Wealth Management, Chase Wealth Management investments, and new-to-firm Chase Private Client Deposits from 2012-2018; prior to 2012, flows data for Chase Wealth Management investments and new-to-firm Chase Private Client Deposits unavailable 2. Total AUM net flows 3. Includes Asset & Wealth Management total client flows, Chase Wealth Management investments, and new-to-firm Chase Private Client Deposits 4. Represents Investment Management division total assets under supervision (“AUS”) net flows 5. Represents Investment Management total AUM inflows plus Wealth Management fee-based asset flows 6. Includes net new money from Asset Management and Global Wealth Management divisions. Net new money for 2014 reflects old reporting structure due to data availability. In 2018, UBS began to report flows for 2016 -2018 in U.S. dollars ("USD"). Flows for 2014 and 2015 were converted to USD at the 2014-2015 daily average exchange rate Slide 9 – Client-centric: Alpha engines drive growth 1. Source: Strategic Insight Simfund retrieved February 22, 2019. Excludes ETFs and Fund-of-funds. The classifications in terms of product categories shown are J.P. Morgan’s own 2. The “5Y % over peer median” analysis represents the proportion of assets in mutual funds that are ranked above their respective peer category median on 5-year basis as of December 31, 2018. All quartile rankings, the assigned peer categories and the asset values used to derive this analysis are sourced from Lipper for the U.S. and Taiwan domiciled funds; Morningstar for the U.K., Luxembourg and Hong Kong domiciled funds; Nomura for Japan domiciled funds and FundDoctor for South Korea domiciled funds. Includes only Asset Management retail open-ended mutual funds that are ranked by the aforementioned sources. Excludes money market funds, Undiscovered Managers Fund, and Brazil domiciled funds. Quartile rankings are done on the net- of-fee absolute return of each fund. The data providers redenominate the asset values into U.S. dollars. This % of AUM is based on fund performance and associated peer rankings at the share class level for U.S. domiciled funds, at a “primary share class” level to represent the quartile ranking of the U.K., Luxembourg and Hong Kong funds and at the fund level for all other funds. The “primary share class”, as defined by Morningstar, denotes the share class recommended as being the best proxy for the portfolio and in most cases will be the most retail version (based upon annual management charge, minimum investment, currency and other factors). Where peer group rankings given for a fund are in more than one “primary share class” territory both rankings are included to reflect local market competitiveness (applies to “Offshore Territories” and “HK SFC Authorized” funds only). The performance data could have been different if all funds/accounts would have been included. Past performance is not indicative of future results. The classifications in terms of product categories shown are J.P. Morgan’s own 3. Source: McKinsey, Strategic Insight Simfund, Cerulli, P&I. Based on 2013-2017 data 17

Notes on slides 10-14 Slide 10 – Client-centric: Successfully innovating across our platform 1. Source: Morningstar. 5Y return are net of fees for Institutional Share class as of December 31, 2018. 5Y percentile rankings for Institutional Share class as of December 31, 2018. Category Average based on Options-based Morningstar category. Other share classes may have higher expenses, which would lower returns. Retrieved February 21, 2019 2. Source: Morningstar. Star rating for Institutional Share class as of December 31, 2018. Other share classes may have different performance characteristics and may have different ratings. All star ratings sourced from Morningstar reflect the Morningstar Overall RatingTM 3. Source: Strategic Insight Simfund retrieved January 18, 2019, based on Options-based Morningstar fund category 4. Source: Morningstar. Hedged Equity based on Institutional Share class as of December 31, 2018. Category Average based on Options-based Morningstar category 5. Source: Preqin. Based on 2013-2017 data 6. Source: Morningstar as of December 31, 2018. Retrieved February 22, 2019. Returns are net of fees, max drawdown based on daily returns. Peer funds shown represent 3 largest ETFs and 3 largest open-end mutual funds by AUM in the Ultrashort Bond category as of 12/31/18. Peer funds include iShares Short Treasury Bond ETF, PIMCO Short Term Fund, Putnam Short Duration Income Fund, Lord Abbett Ultra Short Bond Fund, PIMCO Enhanced Short Maturity Active ETF, and iShares Floating Rate Bond ETF. Mutual fund share classes represented are Institutional or No-load shares Slide 11 – Client-centric: Advising individuals on both sides of their balance sheet 1. HELOC Balances and Charge-offs are part of “Loans (ex-mortgages)” up until 2014 and part of “Jumbo mortgages” starting 2015 Slide 14 – Next-generation growth: Global footprint expansion 1. Total wallet estimates based on Equifax – IXI Network Database 18

February 26, 2019

Commercial Banking – a proven business model  Clients at the center of everything we do Client and community focus  Coverage strategically segmented to best serve our clients  Local delivery and decision-making, with deep sector expertise  Industry-leading, broad-based capabilities Competing from a position  Outstanding franchise focused on the best clients of strength  Operating efficiencies and scale advantage as part of JPMorgan Chase  Adding talented bankers and expanding local coverage Investing to better serve clients  Investing in integrated solutions and digital channels and grow our franchise  Enhancing client experience through innovation and streamlining processes  Rigorous client selection with a long-term, through-the-cycle orientation Fortress principles  Strong credit and control culture, focusing on markets and sectors we know best  Expense and capital discipline  High quality, resilient and diversified earnings Strong financial performance  Strong returns while investing for the long-term  Delivering on growth targets with significant opportunity remaining 1

Ten year retrospective – consistent investment and disciplined growth 2008 2018 10-year CAGR Expanded client coverage $9.1 Added 67 locations and Revenue ($B) $4.8 7% ~650 bankers since 20081 Enabled our team Developed training and technology to help $4.2 our people better serve clients Net income ($B) $1.4 11% Enhanced core capabilities Invested in differentiated treasury services and credit solutions $206 Invested in our critical processes Average loans ($B) $82 10% Maintained robust investment agenda to drive efficiency and innovation Maintained strong discipline $171 $103 2 7 straight years with NCO rate Average deposits ($B) 5% less than 10 bps 2 1 Excludes Commercial Term Lending; bankers based on net increase of revenue-producing employees 2 Deposits herein represent average client deposits and other third-party liabilities

Executing our organic Middle Market expansion strategy Expansion market revenue ($mm) $1,000 $649 $521 $412 $332 $354 $298 $234 $139 $53 2010 2011 2012 2013 2014 2015 2016 2017 2018 LT Target 2010-18 CAGR Clients (#) 820 1,100 1,360 1,470 1,670 1,970 2,220 2,360 2,750 16% Loans ($B, avg.) $0.9 $2.7 $5.6 $7.5 $8.6 $9.9 $11.7 $13.6 $15.1 41% Deposits ($B, avg.) $1.3 $3.0 $4.7 $6.1 $7.9 $8.3 $8.2 $8.8 $11.4 32% 3 Note: Represents ongoing expansion into new markets since 2008; prior year figures have been revised to conform to current presentation; client figures have been rounded

Value in new markets will be realized over time 39 MSAs added since 20081 27 Top 50 MSAs with Chicago, <10 years MMBSI presence1 Columbus, Dallas, 9 MSAs Houston, Charlotte, 11 MSAs New York City Los Angeles, Kansas City, Miami, 4 MSAs Nashville, San Francisco, Baltimore, Philadelphia, 9 MSAs 6 MSAs Seattle Illustrative market penetration Illustrative Jacksonville, Richmond, Charleston, Boulder, Raleigh San Diego Portland, Providence Memphis, Palo Alto 0 2 4 6 8 10 100+ MMBSI presence (years)1 4 1 Based on year-end Middle Market Banking & Specialized Industries (MMBSI) banker presence; number of MSAs is for U.S. only

Tremendous opportunity to grow Middle Market client franchise

Middle Market Banking & Specialized Industries market opportunity

- **116** — MMBSI locations[1]
- **38k** — Prospective MMBSI clients[1]
- **70** — Top 100 MSAs in Middle Market footprint
- **~70%** — U.S. GDP within MSA presence[2]
- **~75%** — MMBSI markets located within branch network[3]



Prospect density[4]
MMBSI footprint

[1] Includes Canadian presence
[2] Based on 2017 U.S. GDP by MSA, Bureau of Economic Analysis
[3] S&P Global Market Intelligence, branch MSA presence as of 12/31/18
[4] Size of circle indicates relative number of prospects in a given city

5

JPMORGAN CHASE & CO.

Replicating our proven CB model internationally Market opportunity Expanding internationally in CCBSI3 $4T Cumulative foreign direct investment in the U.S.1 $146T Annual wholesale cross-border payments value2 Annual wholesale treasury services revenue $231B outside of North America2 Targeting non-U.S. headquartered global companies EMEA expansion countries…  Differentiated value for global companies with U.S. footprint  Comprehensive international investment banking and treasury services capabilities  Existing in-country infrastructure …with similar strategy to be  Client identification through data-driven analysis and local intelligence executed in APAC  Strong partnership with CIB and the Private Bank 6 1 Based on historical cost as of 2017, Bureau of Economic Analysis 2 Boston Consulting Group, An Interactive Guide to Global Payments, 2019 publication based on 2017 data 3 Corporate Client Banking & Specialized Industries

Specialized industries model drives superior value and risk management

~60% of clients within specific industry coverage

- Agribusiness
- Apparel
- Beverage
- Energy
- Financial Institutions
- Franchise Finance
- Healthcare
- Heavy Equipment
- Higher Education
- Government
- Media and Entertainment
- Multinational Corporations
- Nonprofit
- Real Estate[1]
- Technology
- Life Sciences
- Technology & Disruptive Commerce[2]

Government

- Chase branch expansion increases addressable client opportunity
- Expanding banker coverage and aligning with high potential prospects

900 Targeted prospects

Innovation Economy

- Dedicated bankers across Life Sciences and Technology & Disruptive Commerce
- Alignment with CIB and the Private Bank

6k Targeted prospects

JPMorgan Chase & Co.

7

[1] Includes CCBSI coverage only
[2] Technology & Disruptive Commerce vertical covers MMBSI technology companies and high growth consumer branded companies

Unmatched ability to support our clients as they grow Diversify supply sourcing  Trade finance  Single-use accounts Fund growth Seek liquidity   Asset-based lending EPP / ESOP / IPO   Syndicated lending Private banking  Equipment finance Manage operations 1 Build flagship store  Liquidity  Merchant services  Integrated payments  Real estate financing  Commercial card  Digital access Make strategic acquisition  M&A advisory  Acquisition finance Expand internationally  International payments  Global liquidity management  FX 8

CB provides differentiated treasury solutions to drive client value Investing across the end-to-end treasury management continuum… New integrated solutions Improved data and analytics Enhanced digital capabilities Advanced fraud protection Cohesive delivery of Better decision making Increased connectivity and Faster threat identification and broad functionality leveraging transformative data improved experience risk mitigation …to further help clients unlock value Digitize Automate Streamline Gain insight  Enhance working capital  Optimize cash management  Reduce operating costs Convert paper Automate Decrease human Consolidate  Safeguard business to electronic reconciliation interventions view 9

Delivering the best investment bank to CB clients Commercial Banking gross investment banking revenue1 ($B) JPMC N.A. IB fees $3.0 39% represented by CB clients2 $2.5 $2.4 $2.3 $2.2 $2.0 $1.7 $1.6 $1.4 $1.3 $1.2 $1.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 LT Target 10 1 Represents total JPMorgan Chase revenue from investment banking products provided to CB clients 2 Represents the percentage of CIB’s North America IB fees generated by Commercial Banking clients in 2018, excluding fees from fixed income and equity markets which is included in Commercial Banking gross investment banking revenue

Positioning for continued long-term success in CRE Market leading position… … driven by intense client focus #1 multifamily lender in the U.S.1 Speed and certainty of execution Real estate banking with top-tier developers, institutional investors and owners Simplicity and digital delivery Financed 20,000 units of affordable housing in 2018 Continued investment and innovation Using CREOS platform for all new Commercial Term Lending (CTL) business Percentage of originations completed in <30 days2  Loan origination platform implemented in 2017, 44% transformed the CTL lending process  Enhances client experience and transparency 15%  Generates incremental operating leverage  Further strengthens robust risk management and controls 4Q16 4Q18 11 1 Based on S&P Global Market Intelligence, as of 12/31/18 2 Based on normalized controllable cycle-time

Consistent risk focus and smart growth across our portfolio Average loans by client segment ($B) Rigorous client selection CAGR C&I CRE1 $206 7% $198 $179 Market and industry expertise $106 $102 9% Underwriting built on $90 experience and analytics Through-the-cycle discipline $99 $89 $96 5% Downturn preparedness 2016 2017 2018 12 Note: Commercial and Industrial (C&I) and Commercial Real Estate (CRE) groupings used herein are generally based on client segments and do not align with regulatory definitions 1 Includes CCBSI Real Estate

Maintaining strong risk discipline – C&I Portfolio summary Net charge-off performance  Diversified across industries and regions  81% of non-investment grade exposure is secured1 Commercial Banking 4  84% of loan facilities are bilateral or JPMC-led2 Peer average  43% of exposure underwritten within specialized industry teams3  Strong credit performance in stress environments, as demonstrated in recent oil & gas downturn Market commentary  Credit quality remains solid, with no material signs of deterioration in the market  Continue to closely watch certain sectors and monitor new originations  Revolver utilization generally flat  Loan spreads in the market have stabilized 1 “Non-investment grade” generally represents a risk profile similar to a rating of BB+/Ba1 and below, based on internal risk assessment 13 2 Excludes advised and guidance facilities 3 Excludes asset-based lending 4 Peer average based on CB-equivalent C&I segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC, which may not fully align with CB segmentation

Maintaining strong risk discipline – CRE

Portfolio summary

- 71% of loans in Commercial Term Lending
  - Secured by stabilized multifamily properties in supply-constrained markets
  - New originations remain high quality; LTV ratio of 49%, DSC ratio of 1.5x[1]
- 29% of loans in Real Estate Banking, Community Development Banking and other
  - Focused on top-tier clients and lower-volatility asset classes
  - <$0.5B of loans in hospitality, homebuilders, condos and land

Market commentary

- Competition remains elevated particularly from non-bank lenders, with late-cycle characteristics
- Maintaining underwriting discipline, limiting exposure to riskier asset classes
- Continued spread compression in 2018, though have recently stabilized

Net charge-off performance



4.0%
3.0%
2.0%
1.0%
0.0%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Commercial Banking
Peer average[2]

JPMorgan Chase & Co.

14

[1] Represents weighted averages for 2018 originations

[2] Peer average based on CB-equivalent CRE segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC, which may not fully align with CB segmentation

Driving efficiency while continuing to invest in the franchise 37% Illustrative overhead ratio walkforward 35% +/- 2018 Medium-term Target Expense discipline Location strategy Investments Maintaining broad expense Optimizing domestic footprint and Maintaining robust focus and management leveraging offshoring opportunities investment agenda Process improvement Revenue growth Improving processes through Benefiting from growth technology investments initiatives underway 15

2018 results reflect consistent, strong execution Franchise strength Financial performance 2016 2017 2018 2016 2017 2018 $9.1 1,642 1,766 1,922 $7.5 $8.6 Bankers1 Revenue ($B) 226 $4.2 171 197 $2.7 $3.5 Client calls (000s)2 Net income ($B) 1,232 911 1,062 9 New relationships2 NCO rate (bps) 2 3 $174 $177 $171 39% 39% 37% Average deposits ($B) Overhead ratio $206 $179 $198 16% 17% 20% Average loans ($B) ROE3 16 1 Based on total count of revenue-producing employees 2 Excludes Commercial Term Lending 3 Allocated capital was $16B in 2016, $20B in 2017 and $20B in 2018

Financial targets 2018 2013-2018 Target Middle Market $649mm 17% CAGR $1.0B Execute growth expansion initiatives Investment banking1 $2.5B 8% CAGR $3.0B (long-term revenue targets) International2 $400mm 10% CAGR $1.0B Maintain expense discipline Overhead ratio 37% 39% avg. 35% +/- (medium-term) Optimize returns Return on equity 20% 17% avg. ~18% (medium-term) 17 1 Represents total JPMorgan Chase revenue from investment banking products provided to CB clients 2 2018 revenue denotes non-U.S. revenue from U.S. multinational clients; target includes CCBSI expansion efforts to serve non-U.S. headquartered companies internationally

Why clients choose us Exceptional Coverage designed Long-term team around our clients partner Consultative approach Local coverage Continued capital support Deep client knowledge Industry specialization Substantial investment Unmatched solutions Superior client Safety and capabilities experience and security Broad-based and integrated Omni-channel access Fortress balance sheet Continued innovation Simplicity and speed of delivery Cyber and fraud expertise 18